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                     [BACKGROUND COVER GRAPHIC OF A WHEEL]

                       SEMIANNUAL REPORT -- JUNE 30, 2001

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                       -
                                   FUND INC.

                                 GOVERNMENT SECURITIES fund
                                 INCOME AND EQUITY fund
                                 BALANCED fund
                                 GROWTH fund
                                 SMALL CAP fund
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PACIFIC ADVISORS
          table of contents

MESSAGE FROM THE CHAIRMAN......................................................1

GOVERNMENT SECURITIES FUND.....................................................2

INCOME AND EQUITY FUND.........................................................5

BALANCED FUND..................................................................7

GROWTH FUND....................................................................9

SMALL CAP FUND................................................................11

SCHEDULE OF INVESTMENTS.......................................................15

STATEMENT OF ASSETS AND LIABILITIES...........................................28

STATEMENT OF OPERATIONS.......................................................30

STATEMENT OF CHANGES IN NET ASSETS............................................32

NOTES TO FINANCIAL STATEMENTS.................................................34

FINANCIAL HIGHLIGHTS..........................................................39
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                                      MESSAGE
                                            from the chairman

                     [BACKGROUND COVER GRAPHIC OF A WHEEL]

Fellow Shareholders,
    Economic events during the first six months of this year seemed to produce more questions than answers for investors. Prospects of a recession, energy shortages in the western United States and weakening economies in Europe, Asia and South America made investors nervous. In addition, disappointing results from many large cap, technology and Internet stocks continued the market decline of 2000. The only bright spots were in small and mid cap value stocks and corporate bonds as they responded to the Federal Reserve's interest rate cuts.

ARE WE IN A RECESSION?
    Since a recession is defined as two consecutive quarters of negative economic growth, it is difficult to determine when it begins. In situations like this, hindsight is often the more accurate means of making this determination. Clearly, many industries are in a recession as slower sales caused earnings to decline 18% in the second quarter. Even though business spending slowed dramatically, consumers continued to shop and keep the economy afloat. Since consumer spending represents approximately two thirds of our economy, this was particularly significant.
    It appears that the long bull market cycle kept consumer confidence high, as automobile and housing sales remained strong. Interest rate cuts by the Federal Reserve also stimulated consumer spending as many households refinanced their homes and spent the extra cash. It appears, however, that consumer confidence may be slipping as many retailers reported weaker sales in July 2001. Economists hope that recent tax rebates and lower energy costs will provide an additional stimulus to consumer spending. Since it is unlikely that business spending will pick up before next year, consumer spending will continue to be an important barometer of the health of the U.S. economy.

WHERE DO WE GO FROM HERE?
    Economists hope that six interest rate cuts by the Federal Reserve will stimulate economic growth. Since interest rate cuts generally take six months or more to impact the economy, only now can we begin to assess their effect. Lower interest rates will help consumers as credit card interest rates, home refinancing costs and loans for other major purchases decline. In addition, lower prices at the gas pump and lower tax rates will also give consumers more money to spend.
    The impact on business spending may take longer to develop. While lower borrowing costs will improve profitability, many businesses are delaying capital spending in response to economic weakness not only in the U.S., but also in Europe, Asia and South America. In addition, the heavy capital spending that occurred in preparation for Y2K enabled many businesses to continue deferring software and hardware purchases. Finally, many companies will continue to reduce or write-off unsalable inventory.
    An economic recovery may occur in several different ways. They are usually referenced by the letters V, W, U or L, which describe the shape of the economy's recovery pattern. With low inflation and interest rates, lower tax rates and an expected government surplus, we would anticipate a U-shaped recovery. Under this scenario, we would expect that the sharp slowdown in the economy would be followed by a period of little or no growth before the economy begins to grow again. The question is: "How long will the economy be at the bottom of the cycle?"
    This question is difficult to answer. While the U.S. economy is a major force in the world economy, it is not immune to the economic problems in Europe, Asia and South America. The monetary and economic policies implemented in response to their economic problems will impact the U.S. If their economies weaken further, the debate on the strong U.S. dollar and its dampening impact on exports, particularly among multinational corporations, will intensify. Energy costs may be another key element impacting economic recovery. While it appears that weakening global demand combined with a mild summer have lowered energy costs, it would be premature to declare victory in this area.

WHERE ARE THE INVESTMENT OPPORTUNITIES?
    We believe that value investing will continue to perform well in a slow economy. Substantial growth opportunities in small and mid cap stocks remain even though these markets performed well over the past year. Lower interest rates should continue to benefit corporate bonds for the next several months. While the short-term impact on government bonds is less clear, we continue to believe that the long-term trend towards lower interest rates remains favorable. Since the markets generally rally in anticipation of an economic recovery, timing the market will be extremely challenging for investors. We continue to believe that, over the long-term, investors will benefit from maintaining a well-diversified investment strategy.
    We believe the Pacific Advisors Funds are well positioned to weather our current slow growth economy and to take advantage of investment opportunities that will develop with a market recovery. The following interviews with our fund managers will provide insight into each fund's unique investment strategy.
    Sincerely,

/s/ George A. Henning
    George A. Henning
    Chairman of the Board and President

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PACIFIC ADVISORS
          Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN OTHER INCOME PRODUCING INSTRUMENTS, INCLUDING DIVIDEND-PAYING UTILITY STOCKS, FOR INCOME AND CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
R. "KELLY" KELLY, CIC
RYAN KELLY

FOR THE SIX MONTHS ENDED JUNE 30, 2001, THE FUND HAD A TOTAL RETURN OF -3.62% FOR CLASS A SHARES, AND -4.05% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), INCREASED 3.17% DURING THE SAME PERIOD.

Q      WHY HAVE LONG-TERM INTEREST RATES RISEN DESPITE A DECLINE IN SHORT-TERM
INTEREST RATES?
A      In early 2000, the Federal Reserve Board completed a series of short-term interest rate increases designed to slow the overheating economy. Anticipation of slower economic growth coincided with a burst in the technology stock market bubble, making long-term bonds a more attractive investment. Long-term interest rates fell from 6.61% to 5.46% by year's end.
       By the end of 2000, economic growth neared 0% raising concerns that the economy might slip into a recession. Just after the first of the year, the Fed began lowering short-term interest rates to spur economic growth. The Fed cut short-term rates six times during 2001, lowering them from 6.5% to 3.75%. During that time, long-term interest rates reached a low of 5.25% in mid-March and began rising.
       The bond market typically trades based on events it expects will unfold in the next six to twelve months. In early 2001, bond investors anticipated an eventual increase in inflationary pressures, which pushed long-term interest rates higher. Bond investors reasoned if the Fed's action proved too aggressive, inflation could flare up; or, the government's tax refunds could magnify the effect of the Fed's rate cuts producing a rapid economic rebound.
       In addition, during the course of the year, long-term government bonds became less attractive when compared with other bond investments. As long-term rates on government bonds declined in 2000, rates on corporate bonds remained relatively high due to credit quality concerns. When the Fed began increasing the money supply earlier this year, credit concerns subsided. Corporate and low quality bonds, which offered higher interest rates and a greater opportunity for capital appreciation, became more attractive. Bond investors also began gravitating toward short-term bonds, which would protect principal in a rising interest rate environment. As a result of all these factors working together, demand and prices on long-term government bonds receded, pushing long-term interest rates higher in the first half of the year.

Q      HOW DID THE FUND'S INVESTMENT STRATEGY ADAPT TO THE CHANGING INTEREST
RATE ENVIRONMENT?
A      Instead of using a traditional laddering strategy, the Fund employs a unique barbell investment strategy. The Fund shifts its investments between short and long-term government bonds based on interest rate movement. When long-term rates decline, the Fund invests in long-term bonds to lock in higher yields and capitalize on price appreciation. In a rising interest rate environment, the Fund takes a defensive position in short-term bonds to protect principal.
       When long-term interest rates began to rise in March of 2001, the Fund took a more defensive position. The Fund sold a portion of its long-term bond positions and used the proceeds to purchase government agencies with 1-3 year maturities, which offered a slightly better yield and return than Treasury bills or notes. This adjustment lowered the Fund's average maturity from 21 to 13 years by the end of June. Consistent with the Fund's fundamental strategy, we will slowly adjust to a more defensive position until long-term interest rates begin to decline.
       The Fund also invests up to 35% of its portfolio in high-quality dividend paying utility stocks, which help act as a hedge against inflation. In 2001, energy costs soared making it increasingly difficult for utility companies to pay dividends. Several new positions, such as Duke Energy, were added to the portfolio to provide better dividend income and growth potential, while overall equity exposure was reduced.
       The decline in long-term interest rates muted the Fund's performance in the first half of the year. We believe the Fund's defensive position will help limit losses if long-term rates continue to rise. We also believe the Fund's commitment to active management, which has enabled the Fund to

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maintain an average annual return of approximately 6 1/2%, will continue to produce excellent returns.

Q      WHAT ARE THE PRIMARY FORCES INFLUENCING THE MOVEMENT OF LONG-TERM
INTEREST RATES?
A      Long-term interest rates are being pulled in opposite directions by two competing sets of events. On the domestic front, anticipation of higher short-term rates in the future is pushing long-term rates higher in the present. As we discussed earlier, bond investors believe either the need to fight inflation, or the need to keep economic growth under control will compel the Fed to begin raising short-term interest rates next year.
       On the international front, global economic slowing is pulling long-term interest rates lower. The trend toward globalization, which produced a synchronized global expansion in recent years, is now creating a unified slowdown at a rate and to a degree previously unanticipated. In recent years, business, trade and investing between countries has become more intertwined, magnifying the impact of an economic shift in any one country. When that one country is the U.S., which represents approximately 30% of the global economy, the impact on other countries can be quite significant.
       The effects of a weak Euro and waning consumer demand in the U.S have blunted European growth. In Asia, recessions in Singapore and Japan threaten to spread to other countries in the region. Many Latin American countries also face credit and currency crises. Economic instability around the world made the stability and liquidity of U.S. government bonds more attractive, maintaining a downward pressure on long-term rates. At present, however, anticipation of inflationary pressures has had a slightly greater impact, producing the current rise in long-term rates.

Q      TO WHAT EXTENT HAVE ECONOMIC SLOWDOWNS IN EUROPE AND ASIA IMPACTED
LONG-TERM INTEREST RATES?
A      In 2001, European economic growth slowed to an annual rate of 1.9% under the weight of problems similar to those in the U.S. In response to weaker demand and sagging corporate profits, European companies with multinational interests scaled back labor and production. Higher energy and food prices sapped purchasing power and weakened consumer demand. A weak Euro exacerbated these problems by increasing the cost of imports and raw materials. Unlike the Fed, the European Central Bank has been reluctant to spur growth by lowering interest rates for fear of unleashing rampant inflation.
       Japan, the world's second largest economy, continues to battle deep structural problems created by huge budget deficits, bankruptcies and bad loans. In 2001, high oil prices and weaker demand in the U.S. diminished Japan's export market, which had helped counterbalance these problems. Interest rates have already been lowered below 1%; and much needed fiscal reforms are underway, but will most likely produce a short-term recession before providing long-term economic stability.
       A record trade deficit, aggressive interest rate cuts, a stock market decline, and slower economic growth in the U.S. should have weakened the dollar against other currencies. Instead, unanticipated problems in Europe, Asia and other parts of the world strengthened the dollar. A strong dollar coupled with higher relative interest rates sustained the demand for long-term U.S. government bonds and prevented a sharp rise in long-term interest rates.

Q      WHAT IS THE OUTLOOK FOR LONG-TERM INTEREST RATES?
A      Ever since it became clear the U.S. economy was overheating, the Fed has been attempting to engineer a soft landing in the economy to prevent a long-term economic collapse. With growth stalling at the end of 2000, the Fed moved to revive consumer spending and spur economic growth by lowering short-term interest rates. It is still too early to determine whether the Fed's actions will successfully produce a soft landing.
       A soft landing would lead to economic recovery and a continued rise in long-term interest rates. This course of events would compel the Fund to become more defensive by increasing its position in short-term government agencies or treasuries. A hard landing would result in prolonged economic weakness, making government bonds more attractive and producing a decline in long-term rates. Under these conditions, the Fund would maintain its current structure. With higher yields on long-term bonds already locked in, the Fund would benefit from capital appreciation as rates declined.

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PACIFIC ADVISORS
          Government Securities Fund continued

       In the long run, we expect a continuation of the general downward trend in long-term interest rates. Despite the Fed's action, excess supply will remain for some time, maintaining a downward pressure on long-term rates. We may, however, encounter short periods of rising rates, such as the one experienced over the course of this year. We believe the Fund's proven investment strategy will remain successful in either type of interest rate environment.

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    INVESTMENT MIX as of 6/30/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1    54.95%
2    33.50%
3     7.69%
4     3.86%

1.  U.S. TREASURY BONDS                        54.95%
2.  GOVERNMENT AGENCIES                        33.50%
3.  EQUITIES                                    7.69%
4.  CASH                                        3.86%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 2001, THE FUND HAD A TOTAL RETURN OF 4.37% FOR CLASS A SHARES, AND 4.15% FOR CLASS C SHARES. THE FUND OUTPERFORMED ITS BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), WHICH INCREASED 3.17% DURING THE SAME PERIOD. THE FUND'S PERFORMANCE ALSO EXCEEDED THE AVERAGE RETURN OF 3.84% FOR ALL INVESTMENT GRADE CORPORATE BOND FUNDS.

Q      HOW DID CORPORATE BOND PERFORMANCE IN THE FIRST HALF OF THIS YEAR COMPARE
TO LAST YEAR?
A      In 2000, interest rates on long-term government bonds declined dramatically in anticipation of short-term interest rate cuts by the Federal Reserve Board. The corporate bond market, however, focused on the negative impact a slowing economy would have on corporate profits. As a result, corporate bond rates declined far less than government bond rates.
       In January of this year, the Fed began aggressively cutting short-term interest rates. At that time, the corporate bond market began anticipating the benefits of lower lending costs on the corporate bottom line. Corporate bond rates declined significantly, improving on last year's performance.
       During this time, the Fund maintained a diversified portfolio of investment grade corporate bonds with an average maturity of 6-7 years. When opportunities presented themselves, the Fund added to and acquired new positions in high yield, long-term bonds, including Dayton Hudson 10% 01/01/11 and Safeway 9.875% 03/15/07. By locking in higher yields on long-term bonds both this year and last year, the Fund benefited from significant capital appreciation as corporate bond rates declined.
       To a lesser degree the Fund also took advantage of opportunities in short-term bonds. Rates came down enough that some short-term bonds offered attractive yields, such as Safeway 10% 12/01/01 and Occidental Petroleum 10.125% 11/15/01. These bonds offered the added benefit of maturing later in the year and providing cash at a time when we believe there will be a number of attractive buying opportunities in the market.

Q      WHAT EQUITY STRATEGY DID THE FUND EMPLOY DURING THE FIRST SIX MONTHS OF
2001?
A      In last year's annual report we expressed our intent to increase the portfolio's equity position to approximately 20% by acquiring additional positions in large, well-established companies from a diverse group of industries. In 2001, the Fund began implementing this strategy by selectively acquiring new positions as attractive opportunities arose. The Fund primarily invested in large cap, defensive stocks, such as Fannie Mae, El Paso Energy, Johnson & Johnson, and Tyco International.
       The Fund will continue implementing this strategy throughout the remainder of the year. The Fund will maintain its fundamental equity strategy of selecting well-established, brand name stocks that will perform well over a long period time, such as General Electric, Home Depot and Exxon Mobil. We have a short list of stocks we'd like to acquire in a number of sectors, including: aerospace, entertainment/leisure, energy, software, healthcare and wireless communications. As the economy and the equity market stabilize and recover, we expect increased equity exposure will strengthen the Fund's total return without significantly increasing its investment risk.

Q      WHAT IS THE SIGNIFICANCE OF THE CURRENT SPREAD BETWEEN CORPORATE AND
GOVERNMENT BONDS?
A      The term "spread" describes the difference between interest rates on corporate and government bonds. The typical spread ranges from 0.8%-0.9%.
       In 2000, as rates on long-term government bonds declined the spread rose to somewhere between 1 1/2% and 2%. Corporate bond rates also declined during 2000, but credit quality concerns kept them from declining in proportion to rates on government bonds. The large spread indicated a

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PACIFIC ADVISORS
          Income and Equity Fund continued

favorable outlook for corporate bonds, suggesting that rates would continue to decline until the spread returned to a more typical range.
       Aggressive rate cutting by the Fed in the first part of this year led the corporate bond market to anticipate more favorable lending conditions. As corporate bond rates declined, the spread narrowed to approximately 1-1 1/2%. The spread, however, still exceeds the "normal" range, indicating a favorable outlook for corporate bonds. We believe a number of factors will contribute to further declines in corporate bond rates during the remainder of the year.
       The Fed will likely conclude its rate cuts sometime in the 3rd quarter. Unless the threat of inflation exceeds current recessionary threats, we expect the Fed will leave rates unchanged for several quarters. A low interest rate environment should continue for the foreseeable future, keeping borrowing costs low. In addition, we do not expect a significant recovery in the equity market before year's end. The current stock market environment makes bonds, which offer a guaranteed yield for less risk, a more attractive investment.
       Finally, weakening economies abroad, particularly in Europe and Asia, make U.S. bonds more attractive to foreign investors. The effects of a strong dollar, coupled with higher relative interest rates and safety, should continue to attract foreign capital to U.S. corporate and government bonds. Strong demand for corporate bonds will keep prices rising and rates declining. Since the Fund has locked in higher yields on corporate bonds, it should continue to benefit from further declines in corporate bond rates.

Q      WHAT TRENDS DO YOU EXPECT TO SEE IN THE CORPORATE BOND AND EQUITY
MARKETS?
A      Current economic data suggest the economy will continue to border on a recession and remain in a period of declining growth for at least the next six months. While the Fed will most likely conclude its rate cuts in the 3rd quarter, it will take at least 3-6 months before the economy feels the full force of their impact. Low interest rates and inflation, combined with solid consumer demand, have laid a sound foundation for economic recovery. Mixed economic data, however, makes it difficult to predict how and when recovery will take place.
       The continuation of a low interest rate environment sets the stage for a continued decline in corporate bond rates. Economic uncertainty may keep the equity market in a trading range. A lack of sector leadership in the market will most likely produce short-lived rallies followed by retreats to old lows. We do not expect to see a sustained uptrend in the stock market until we see economic improvement and a return to corporate profitability.
       The Fund will continue to adapt its investment strategy in order to capitalize on changes in the economic and market environment. The Fund will maintain a solid position in investment grade corporate bonds, selectively adding to that position when appealing opportunities arise. As the economy and the market recover, the Fund will look to take profits in some of its bond positions. The Fund will use those proceeds to take advantage of attractive buying opportunities and increase its equity position. In any type of market, the Fund will remain committed to implementing the most effective strategy to provide stability and maximize the Fund's total return.
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    INVESTMENT MIX as of 6/30/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1    64.90%
2    13.45%
3    12.70%
4     6.52%
5     2.43%

1.  CORPORATE BONDS                            64.90%
2.  EQUITIES                                   13.45%
3.  CASH                                       12.70%
4.  PREFERRED STOCK                             6.52%
5.  U.S. TREASURY NOTES                         2.43%

1    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

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                                      PACIFIC ADVISORS
                                               Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 2001, THE FUND HAD A TOTAL RETURN OF -0.85% FOR CLASS A SHARES, AND -1.92% FOR CLASS C SHARES. DURING THE SAME PERIOD, THE FUND'S BENCHMARKS, THE S&P 500 INDEX(1) AND THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED -10.14% AND 3.17%, RESPECTIVELY. DESPITE A VOLATILE SIX MONTHS IN THE MARKET, THE FUND OUTPERFORMED THE S&P 500, AS WELL AS THE CATEGORY AVERAGE OF -2.57% FOR ALL BALANCED FUNDS.

Q      WHAT KIND OF INVESTMENT STRATEGY DID THE FUND IMPLEMENT IN THE FIRST HALF
OF 2001?
A      In the first half of the year, the corporate bond and equity markets moved in opposite directions. Interest rates on corporate bonds declined as the Federal Reserve Board's interest rate cuts eased credit concerns. Last year, in anticipation of rate cuts by the Fed, the Fund concentrated its bond holdings in longer-term investment grade corporate bonds. The Fund reaped the benefits of that strategy this year as declining interest rates led to appreciation in a number of the Fund's bond positions.
       Interest rates declined enough that some short-term bonds offered attractive yields. The Fund capitalized on this opportunity to create additional yield by investing in several short-term bonds, such as Safeway 10% 12/01/01 and Citizen Utilities 8.45% 09/01/01, and money market alternatives, such as Salomon, Inc. notes with a variable interest rate.
       Last year's correction in the equity market continued through the first half of the year as declining economic growth led to a severe corporate profit recession. Investors shied away from stocks as corporations announced poor earnings with little guidance as to when investors could expect a return to profitability. As a result, the equity market remained in a trading range, alternating between rallies and retreats with no decisive move in either direction.
       The market environment called for the Fund to maintain a conservative equity strategy. The Fund looked for companies poised to weather the current market environment and perform well when the market recovers. New positions in the Fund included: Kraft, the largest U.S. food company, which possesses substantial opportunities for international growth; Kodak, which should benefit from recent investments in digital photography technology; Microsoft, which became undervalued as recent bad news overshadowed the company's strong financial and market position; and Manor Care, the best operator in the nursing home industry, which expects tremendous growth in response to the aging U.S. population.
       Poor performance in the equity market muted the solid performance experienced in the Fund's bond portfolio, leaving the Fund about even for the year. Going forward, we believe the Fund is well positioned to weather continued economic uncertainty and capitalize on a market recovery.

Q      HOW HAVE LOWER INTEREST RATES IMPACTED THE CORPORATE BOND MARKET?
A      Interest rates on government bonds tend to move in anticipation of interest rate action by the Fed. In 2000, interest rates on long-term government bonds declined significantly when investors anticipated that slower economic growth would lead the Fed to cut short-term interest rates.
       Conversely, interest rates on corporate bonds tend to move in response to action by the Fed. In 2000, rates on corporate bonds began to decline, but the threat of slower economic growth raised credit concerns, which kept corporate bond rates from declining in proportion to government bonds rates. Earlier this year, the Fed began cutting short-term interest rates, eventually lowering them six times by a total of 2 3/4%. Corporate bond investors recognized the benefit of lower lending costs to corporations and corporate bond rates declined considerably.
       The outlook for corporate bonds remains positive. A low interest rate environment should prevail as the Fed finishes lowering rates and then leaves rates unchanged for several quarters. Recovery in the equity market will probably not take place before year-end. Bonds should remain a more favorable investment when compared to equities by offering a guaranteed rate of return at a lower risk. In addition, weakening currencies and economies in Latin America, Asia and Europe should continue to drive foreign capital into U.S. bonds. As the overall demand for corporate bonds remains

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PACIFIC ADVISORS
          Balanced Fund continued

strong, prices should continue to rise, which will push interest rates lower.
       Eventually, we expect the economy will recover, bringing about a recovery in the stock market. At that time, we may see a rise in interest rates. The Fund will remain concentrated in long-term corporate bonds to capitalize on any further declines in corporate bond rates. The Fund, however, will avoid being overly aggressive given the possibility of higher rates in the next 12 months. The Fund will resist adding additional long-term bonds unless they offer a particularly attractive yield. As the market recovers, the Fund will look for opportunities to take profits in its bond positions and will most likely use some of the proceeds to take advantage of attractive opportunities in the equity market.

Q      DO YOU ANTICIPATE MAKING ANY CHANGES TO THE EQUITY/BOND MIX IN THE LAST
HALF OF THE YEAR?
A      As we just mentioned, the Fed is nearing the end of its aggressive rate cutting campaign. Over the next several quarters, those rate cuts should begin to impact the economy by stimulating spending and reviving growth. Improvement in the economy should lead to a recovery in the equity market.
       We believe that, as the economy begins to recover, the equity market will offer the best opportunities for growth and capital appreciation. The Fund will continue to increase its equity exposure to benefit from a market recovery. The Fund will target well-established companies with promising growth opportunities, such as those acquired in the first half of the year. Among other sectors, the Fund may begin looking at some beaten up technology and telecommunications stocks in anticipation of a recovery in those sectors.
       As the economy recovers, bonds will likely become less favorable than equities from a risk/ reward perspective. Recovering stocks will most likely offer a greater potential return with reasonable risk. In expectation of a recovering equity market and a potential rise in interest rates, the Fund will begin selectively reducing its bond position in the coming months. The Fund will principally achieve this by taking profits in certain bond positions and using the proceeds to expand the portfolio's equity position.

Q      WHAT IS YOUR ECONOMIC OUTLOOK FOR THE REMAINDER OF THE YEAR?
A      In the next six months, we expect a continuation of the trends that developed in the first half of the year. For example, we expect further declines in corporate profits as companies respond to weaker demand. We also expect more declines in manufacturing output as retailers continue to use excess inventories built up in recent years. Overall, we expect these and other trends will extend the current period of declining economic growth.
       Despite these negative signs, we believe the stage is being set for an economic recovery. Low interest rates and inflation, coupled with healthy consumer spending, put the economy in a solid position to resume growth. At present, however, it is too difficult to speculate on when a recovery might take place.
       As the economy recovers, we believe equities will offer at least a slight advantage in performance over bonds. We will continue to take advantage of opportunities to position the Fund to benefit from improved performance in the equity market. We believe this strategy will produce the level of performance that has allowed the Fund to maintain a superior average annual return.

    -------------------------------------------------------
    INVESTMENT MIX as of 06/30/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1    52.15%
2    37.87%
3     9.98%

1.  EQUITIES                                   52.15%
2.  CORPORATE BONDS                            37.87%
3.  CASH                                        9.98%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Growth Fund

INVESTS PRIMARILY IN COMPANIES THAT ARE A PART OF THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE SIX MONTHS ENDED JUNE 30, 2001, THE FUND HAD A LOSS OF -17.60% FOR CLASS A SHARES, AND -17.94% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE S&P 500 AND THE NASDAQ 100, ALSO DECLINED IN VALUE BY -7.26% AND -21.73%, RESPECTIVELY, DURING THE SAME PERIOD.

Q      WHY DID GROWTH STOCKS PERFORM POORLY IN THE FIRST HALF OF THE YEAR?
A      From 1997 to 2000, the stock market experienced an unprecedented period of euphoria created by an explosion in the technology and Internet sectors. During this time, many growth stocks soared to valuations far beyond their realistic growth potential. In 2000, the Federal Reserve Board began raising short-term interest rates, the economy began to slow, and investors realized that many of these companies would fall short of their growth and earnings expectations. The ensuing market correction hit growth stocks hardest because of the severe overvaluation in that area of the market.
       The Fund's principal strategy is to invest in the leading stocks and sectors of the market. In 2000, technology and telecommunications stocks led the market and the Fund's portfolio maintained a bias toward these sectors. Despite the market correction in March of 2000, these sectors appeared poised for recovery in the 4th quarter. At the end of 2000, economic growth approached 0% as the economy slowed beyond previous expectations. Many technology and telecom companies surprised the market with negative earnings reports and failed to alert analysts and investors to significant problems affecting future growth and earnings. These events delayed recovery in these sectors and performance continued to lag well into 2001.
       In 2001, despite a continued decline in the technology and telecom sectors, a number of signals indicated that these sectors were on track for recovery by the year's end. With recovery and the opportunity to benefit from recovery in sight, the Fund chose to maintain its positions in these sectors. While the Fund's performance temporarily suffered from unexpected market developments, we believe the Fund will benefit considerably from this strategy in the near future.

Q      HOW DID THE FUND'S INVESTMENT STRATEGY LIMIT THE PORTFOLIO'S LOSSES?
A      In 2001, economic instability and uncertainty prolonged the market correction. The market entered a leaderless phase characteristic of a typical bear market. Strong performing stocks still existed, but there weren't any particular stocks or sectors driving the market. In the absence of leadership, the Fund chose to maintain its position in those sectors expected to lead the market in the coming months. While we wait for recovery in the technology and telecommunications sectors, the Fund has adapted its investment strategy to mitigate the impact of negative performance in these positions.
       The Fund decreased its weighting in the technology and telecom sectors by using its cash reserves to increase its positions in more defensive sectors. The Fund added to existing positions and acquired new positions with the goal of increasing the diversification of the portfolio. The Fund specifically targeted defensive sectors, such as healthcare (Johnson & Johnson, St. Jude Medical), energy services (Enron, El Paso Energy), specialty chemicals (Cambrex), and business services (Jacobs Engineering, Tetra Tech, TRC Companies). The Fund also acquired some mid and small cap stocks with attractive valuations, such as the Fund's largest position, A.C.L.N. Limited.
       By comparison, the Nasdaq 100 remained significantly overweighted in technology stocks. Lagging performance in this sector severely impacted the performance of the index and related index funds. Unlike the Fund, neither the index, nor related index funds, had the flexibility to adjust their investment strategy and minimize losses.

Q      WHAT IS THE FUND'S CURRENT INVESTMENT STRATEGY?
A      The Fund will maintain the aforementioned strategies for the foreseeable future. As the Fund stands to profit from a recovery in the technology and telecom sectors, we will maintain our positions in these stocks. At the same time, the Fund will

PACIFIC ADVISORS
          Growth Fund continued

continue to increase diversification by looking for reasonable valuations and appealing buying opportunities in large cap growth stocks. On a temporary basis, the Fund may also acquire some attractive mid and small cap stocks. As we await a return to sector leadership in the equity market, the Fund will continue to target stocks in more defensive industries, including entertainment, healthcare, financials, aerospace and consumer staples.

Q      HOW WILL THE FED'S RECENT INTEREST RATE CUTS BENEFIT GROWTH COMPANIES AND
STOCKS?
A      Economic growth slowed to a near standstill at the end of 2000 and the threat of prolonged economic weakness led the Fed to begin lowering short-term interest rates. In an effort to revive economic growth, the Fed cut rates six times, by 2 3/4% over the course of 2001. Since it takes approximately 6 months or more for rate cuts to work through the economy, we are just beginning to feel the effects of the first cuts back in January. It will still take several more quarters before the economy feels the full impact of the Fed's action.
       Economic weakness retarded corporate sales and profitability, driving many investors away from the equity market. Growth companies, and companies in general, stand to benefit from lower rates in two major ways. The Fed's rate cuts pump more money into the economy and make credit more affordable by lowering interest rates on credit cards and consumer loans. Easy money should encourage consumers to spend, which should help revitalize corporate profits.
       Lower interest rates should also encourage capital spending by corporations. As credit becomes less expensive to obtain, companies will be able to spend money to develop new products, invest in new technology and expand to new markets. These developments should help increase demand and profitability. A return to corporate growth and profitability will be reflected in stock prices as capital returns to the equity market.

Q      WHEN DO YOU ANTICIPATE THE BEGINNINGS OF AN ECONOMIC RECOVERY?
A      At present, mixed economic signals make it difficult to forecast an economic recovery. On the one hand, a recession in the manufacturing industry, coupled with a corporate profit recession and minimal economic growth, foreshadows continued economic weakness for at least the next six months. At the same time, low inflation, stable consumer spending and strength in the housing industry suggest economic recovery is on the horizon.
       We expect low interest rates and tax cuts will stimulate economic recovery, perhaps as early as the first part of next year. While the market tends to anticipate future economic developments, we do not expect a sustained uptrend in the stock market until investors see proof of economic recovery and a return to corporate profitability.
       As the market recovers, new leadership will emerge. At that point, the Fund will move away from its defensive strategy and begin to rotate into those leading stocks and sectors. Until that time, we believe the Fund's adaptive investment strategy will help minimize losses and capitalize on appreciation where it may be available.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1    76.64%
2    23.36%

1.  EQUITIES                                   76.64%
2.  CASH                                       23.36%

1    The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
2    The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

                                      PACIFIC ADVISORS
                                               Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY VALUE STOCKS WITH AN AVERAGE MARKET CAP BELOW $500M. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGERS
GEORGE A. HENNING
THOMAS H. HANSON

FOR THE SIX MONTHS ENDED JUNE 30, 2001, THE FUND HAD A TOTAL RETURN OF 23.99% FOR CLASS A SHARES, AND 22.70% FOR CLASS C SHARES. DURING THIS PERIOD, THE FUND OUTPERFORMED ITS BENCHMARK, THE RUSSELL 2000 STOCK INDEX(1), WHICH GAINED 6.12%. THE FUND ALSO OUTPERFORMED OTHER MAJOR INDICES, INCLUDING THE S&P 500, NASDAQ AND THE NASDAQ 100.

IN ADDITION, FOR THE TWELVE MONTHS ENDED JUNE 30, 3001, CLASS A SHARES RETURNED 51.81%, AND CLASS C SHARES RETURNED 48.56%. SINCE MAY OF THIS YEAR, LIPPER ANALYTICAL HAS RANKED THE SMALL CAP FUND AS ONE OF THE TOP TEN SMALL CAP VALUE FUNDS BASED ON 1-YEAR RETURN. AS OF AUGUST 9TH, THE FUND RANKED 9TH IN ITS CATEGORY BASED ON A 1-YEAR RETURN OF 35.60%.

Q      HOW DID THE FUND ACHIEVE ITS EXCEPTIONAL RETURN AND RANKING?
A      From the fall of 1997 through 2000, a unique set of events created an extraordinary stock market environment. Economic crises in Russia and Asia increased the demand for the liquidity and safety of large cap stocks. Stocks in the rapidly growing technology and Internet sectors offering unprecedented rates of return became the aggressive investment of choice. Finally, Y2K concerns prompted the Fed to pump additional liquidity into the economy, which added more fuel to the stock market fire. Despite good growth and solid fundamentals, many small cap stocks dropped to single digit PE's as IPO's and tech stocks dominated the market for aggressive investments.
       In mid-2000, this historic phase in the market reached its peak. Y2K arrived without disaster and the Fed began tightening the money supply to slow economic growth. Many large cap stocks reached their full valuations and offered little opportunity for growth. And a strong dose of reality struck the technology and Internet sectors as companies failed to live up to astronomical growth expectations.
       In July of last year, as other investments became less attractive, investors gravitated toward the untapped growth potential in the small cap sector. Market recognition resulted in significant capital appreciation in small cap stocks. In 2001, small cap stocks continued to lead the market. Large cap companies continued to struggle under the weight of weaker consumer demand and slower economic growth at home and abroad. Meanwhile, the technology and Internet sectors remained in a corrective phase as valuations were adjusted to reflect more reasonable growth expectations.
       Small caps, however, continued to present excellent growth opportunities. As leaders in niche markets, small cap companies generally face less competition and enjoy greater pricing power, even during periods of general economic decline. These conditions afford small cap companies more opportunities for growth, which often makes them attractive acquisition targets for larger companies. We expect small caps will continue to lead the market in the coming months and believe the Fund is well positioned to continue capitalizing on their success.

Q      DID YOU MAKE ANY CHANGES IN THE FUND'S INVESTMENT STRATEGY IN THE FIRST
HALF OF THE YEAR?
A      This year, the Fund continued to implement the investment strategy put into action last year. In early 2000, the Fund began acquiring defensive stocks that would prove less susceptible to the effects of an economic slowdown. In particular, the Fund focused on increasing its position in the energy sector through stocks such as Remington Oil & Gas, Seitel and Chesapeake Energy.
       The Fund also concentrated on purchasing larger small cap companies, which we believed would be among the first to benefit from a recovery in the small cap sector. In last year's annual report we mentioned Elcor Corporation, Mobil Mini and ITT Educational Services as examples of the companies bought under this strategy. During 2001, these companies experienced significant capital appreciation: Elcor's price increased by 20%; Mobile Mini enjoyed a 43% increase in price; and ITT boasted a 105% price gain.
       In keeping with the Fund's core investment strategy, the Fund remained diversified and fully invested. Accordingly, the Fund took advantage of opportunities to add to existing positions and acquire new companies at a discount. In the last year,

PACIFIC ADVISORS
          Small Cap Fund continued

many of these opportunities came from the technology sector where many small cap stocks have become undervalued. The Fund was able to acquire technology companies such as Bell Microproducts, Camtek Limited and Carreker Corporation.
       All of these strategies working together led to a dramatic improvement in the value of the Fund's portfolio over the last year. The portfolio's success resulted from across the board improvement, with significant appreciation experienced in over half of the Fund's positions.

Q      WHICH STOCKS OR SECTORS CONTRIBUTED TO THE FUNDS EXCELLENT PERFORMANCE?
A      Despite difficult market conditions, the Fund maintained its commitment to selecting undervalued companies with solid fundamentals and good growth. This commitment paid off as small cap stocks began to recover in mid-2000.
       The energy and technology sectors both performed well for the Fund in the first half of the year. Energy prices continued to rise as demand continued to exceed supply, resulting in higher revenues and earnings for many energy related companies. Energy stocks such as Carbo Ceramics and Remington Oil & Gas contributed to the Fund's success. The Fund also benefited from some improvement in small cap technology stocks through positions in Intervoice, MKS Instruments and Carreker Corporation.
       While a number of positions performed well for the Fund, some of the Fund's more impressive results came from ITT Educational Services, RailAmerica and A.C.L.N. Limited. ITT provides technical educational training, a service increasing in demand as the job market grows more competitive in response to slower economic growth. ITT recently restructured their programs to focus more on technology and the Internet, further increasing the demand for their services and their ability to raise prices. ITT's stock price reflected these developments by appreciating 105% in the first six months of the year.
       RailAmerica owns and leases rail lines for commercial shipping in North and South America and Australia. Strong growth in international shipping, diversity in the types of products shipped, as well as a shift away from trucking in response to high oil prices, all led to an increase in growth and revenues over the last year. RailAmerica remained one of the Fund's top positions in 2001 and the Fund benefited as the company's stock price appreciated more than 40% over the course of the year.
       A.C.L.N. ships used cars from Europe to Africa. Extraordinary growth in the West African economy has raised the standard of living and the demand for used cars, which remain scarce in Africa but readily available in Europe. A.C.L.N. benefits from a lack of competition due to the high barriers of entry into the African market. The company currently has 70% growth in earnings and 80% growth in sales. A.C.L.N. has only penetrated 1% of the available market and with a PE of 12 both the company and the stock still possess significant growth potential.

Q      WHAT KIND OF PERFORMANCE DO YOU ANTICIPATE FROM THE SMALL CAP VALUE
MARKET GOING FORWARD?
A      In the last few years, we experienced a period of unprecedented growth in the stock market. It is difficult to anticipate how long it will take the market and the economy to recover from the aftermath. The unknown effects of rising energy prices and the economic slowdowns in Europe and Asia add to the difficulty of forecasting recovery. Mixed economic signals further complicate forecasting efforts by painting contrasting pictures. Economic barometers indicate a recession in the manufacturing industry and slower overall economic growth, but also evidence a strong housing sector and relatively healthy consumer demand. The good news is, while economic recovery may be difficult to predict, low interest rates and low levels of inflation should help stimulate economic recovery in the near future.
       As previously stated, we believe small cap stocks will continue to lead the market. Despite the impressive appreciation achieved by many small cap stocks in the last year, their valuations still remain relatively low based on their current growth rates. In addition, a substantial amount of capital remains uninvested as investors wait for a better forecast of the economic future. When the time comes, we believe small caps will continue to offer some of the best opportunities for growth and therefore will attract a significant portion of that capital.
       In the recent past, aggressive investors focused on technology and Internet stocks to the exclusion of other aggressive investments. While technology will remain a market leader, it will not dominate the market as in years past. Technology companies will be valued according to reasonable standards of growth and judged by traditional standards of performance. Going forward, small cap stocks will remain a serious competitor for aggressive investments. We believe the Fund's investment strategy will enable the Fund to build on the success achieved in the last year.

Q      DO YOU ANTICIPATE MAKING ANY SIGNIFICANT CHANGES TO THE PORTFOLIO IN THE
COMING MONTHS?
A      The Fund's fundamental investment strategy consists of selecting undervalued companies with strong fundamentals, solid management, and a sound business strategy to produce exceptional revenue and earnings growth. The Fund aims to hold its positions for 2-3 years or, until a position is fully valued. This strategy guides the Fund's investment decisions in any type of market or economy.
       While the Fund does not attempt to manage to the market or the economy, it does not ignore them either. The Fund looks at stocks that meet its fundamental criteria and selects those companies it believes will perform best under current market and economic conditions.
       Companies that meet the Fund's investment criteria exist in any type of market, even when entire sectors seem out of favor. The Fund will continue to look for companies that meet its core criteria and acquire them as opportunities arise. We believe the Fund will enjoy continued success by maintaining the investment discipline and management style that has proven so successful in the past.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/01

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1    90.70%
2     6.61%
3     2.69%

1.  EQUITIES                                   90.70%
2.  CASH                                        6.61%
3.  U.S. TREASURY BILLS                         2.69%

1    The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

PACIFIC ADVISORS
          financial statements

                     [BACKGROUND COVER GRAPHIC OF A WHEEL]

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Principal
                                             Amount        Value
----------------------------------------------------------------
US GOVERNMENT SECURITIES - 87.18%
US Treasury Bonds
         US Treasury Bond 8.125%
         08/15/19                         $ 470,000  $   585,079
         US Treasury Bond 8.50% 02/15/20    350,000      451,636
         US Treasury Bond 8.125%
         08/15/21                           470,000      591,374
         US Treasury Bond 7.25% 08/15/22    400,000      463,794
         US Treasury Bond 7.625%
         11/15/22                           500,000      603,025
         US Treasury Bond 7.125%
         02/15/23                           400,000      458,548
         US Treasury Bond 7.50% 11/15/24    500,000      600,287
         US Treasury Bond 7.625%
         02/15/25                           400,000      486,871
         US Treasury Bond 6.875%
         08/15/25                           400,000      449,208
         US Treasury Bond 6.75% 08/15/26    410,000      454,876
         US Treasury Bond 6.625%
         02/15/27                           400,000      438,177
----------------------------------------------------------------

                                                       5,582,875
----------------------------------------------------------------

US Government Agency
         Freddie Mac Discount Note
         08/10/01                         1,300,000    1,293,925
         Federal Home Loan Bank 7.00%
         02/14/03                           700,000      726,807
         Federal Home Loan Bank 7.25%
         05/15/03                           600,000      627,309
         Federal Home Loan Bank 5.00%
         02/14/03                           750,000      755,537
----------------------------------------------------------------

                                                       3,403,578
----------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $8,716,856)                            8,986,453
                                                     -----------

                                          Number of
                                             Shares        Value
----------------------------------------------------------------
COMMON STOCK - 3.80%
Electric
         Duke Energy Corporation              4,500      175,545
         Mirant Corporation                   2,660       91,504
----------------------------------------------------------------

                                                         267,049
----------------------------------------------------------------

Telephone Systems
         Worldcom, Inc. - MCI Group             320        5,152
         Worldcom, Inc.                       8,000      119,680
----------------------------------------------------------------

                                                         124,832
----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $473,165)                                391,881
                                                     -----------
TOTAL INVESTMENT SECURITIES - 90.98%
         (Cost: $9,190,021)                          $ 9,378,334
                                                     -----------
SHORT-TERM INVESTMENTS - 7.58%
         United Missouri Bank Money
         Market Fund                                     781,119

OTHER ASSETS LESS LIABILITIES - 1.44%                    148,296
                                                     -----------

TOTAL NET ASSETS - 100%                              $10,307,749
----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS - 64.97%
Aerospace & Defense
         McDonnell Douglas 9.75%
         04/01/12                         $ 130,000  $   158,290
-----------------------------------------------------------------

Auto - Manufacturers
         Ford Motor Company 9.50%
         09/15/11                            28,000       32,578
-----------------------------------------------------------------

Banks - Regional
         Barnett Banks, Inc. 10.875%
         03/15/03                            20,000       21,750
         First Union Corporation 6.824%
         08/01/26                            25,000       25,823
-----------------------------------------------------------------

                                                          47,573
-----------------------------------------------------------------

Cosmetic - Personal Care
         Procter & Gamble 8.50% 08/10/09     65,000       73,819
-----------------------------------------------------------------

Financial Services
         Associates Corporation N.A.
         8.55% 07/15/09                     150,000      166,040
-----------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital 8.50%
         07/24/08                            72,000       80,412
-----------------------------------------------------------------

Financial Services - Specialty
         Ford Capital B.V. 9.50%
         06/01/10                            75,000       85,613
-----------------------------------------------------------------

Food Retailers
         Safeway, Inc. 9.65% 01/15/04        24,000       26,260
         Safeway, Inc. 9.875% 03/15/07       30,000       34,708
         Safeway, Inc. 10.00% 12/01/01      175,000      178,852
-----------------------------------------------------------------

                                                         239,820
-----------------------------------------------------------------

Industrial Diversified
         Honeywell, Inc. 7.00% 03/15/07      80,000       83,127
-----------------------------------------------------------------

Insurance - Full Line
         American General Financial
         8.125% 08/15/09                    196,000      213,379
         Cigna Corporation 8.25%
         01/01/07                           148,000      159,386
         Transamerica Corporation 9.375%
         03/01/08                           125,000      142,840
-----------------------------------------------------------------

                                                         515,605
-----------------------------------------------------------------

Insurance - Life
         Conseco, Inc. 6.80% 06/15/05       125,000      108,750
-----------------------------------------------------------------

Insurance - Specialty
         MBIA, Inc. 9.375% 02/15/11          50,000       57,915
-----------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                           165,000      196,206
         Occidental Petroleum 10.125%
         11/15/01                            46,000       46,894
         Phillips Petroleum 9.375%
         02/15/11                            25,000       29,266
-----------------------------------------------------------------

                                                         272,366
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS CONTINUED

Pipelines
         PGE Gas Transmission 7.80%
         06/01/25                         $  50,000  $    42,487
-----------------------------------------------------------------

Railroads
         Virginian Railway Company 6.00%
         08/01/08                            25,000       23,104
-----------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Company 10.00%
         01/01/11                            70,000       87,030
-----------------------------------------------------------------

Telephone Systems
         New York Telephone Company
         8.625% 11/15/10                     50,000       56,216
-----------------------------------------------------------------

US Government Agency
         InterAmerican Development Bank
         8.40% 09/01/09                      10,000       11,484
-----------------------------------------------------------------

Utilities - Electric
         Baltimore Gas & Electric 8.54%
         09/18/06                           100,000      109,103
         Niagara Mohawk Power 9.75%
         11/01/05                            20,000       22,285
         Public Service Electric & Gas
         6.25% 01/01/07                     185,000      180,994
-----------------------------------------------------------------

                                                         312,382
-----------------------------------------------------------------

Utilities - Gas
         Consolidated Natural Gas 6.625%
         12/01/13                            30,000       28,734
-----------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $2,465,925)                            2,483,345
                                                     -----------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 13.46%
Building Materials
         Home Depot, Inc.                     1,000       46,550
-----------------------------------------------------------------

Diversified Companies
         General Electric                     1,500       73,125
-----------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                      1,000       52,840
-----------------------------------------------------------------

Financial Services - Specialty
         Federal National Mortgage              500       42,575
-----------------------------------------------------------------

Industrial Diversified
         Tyco International Ltd.              1,000       54,500
-----------------------------------------------------------------

Investment Companies
         Alliance Capital Management          1,000       53,060
-----------------------------------------------------------------

Medical & Biotechnology
         Johnson & Johnson                      500       25,000
-----------------------------------------------------------------

Oil - Integrated Majors
         Exxon Mobil Corporation                528       46,121
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Pharmaceuticals
         Schering-Plough Corporation            600  $    21,744
-----------------------------------------------------------------

Pipelines
         El Paso Energy Corporation             500       26,270
-----------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft*                           1,000       72,600
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $291,734)                                514,385
                                                     -----------
PREFERRED STOCK - 6.53%
Insurance - Full Line
         American General Financial LLC       1,200       30,108
         Torchmark Capital LLC 9.18%
         Series A                               900       23,175
         Unum Corporation 8.80%
         Series A                             1,500       38,850
-----------------------------------------------------------------

                                                          92,133
-----------------------------------------------------------------

Real Estate Investment Trusts
         Price Enterprises Class A           10,000      157,500
-----------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $238,009)                                249,633
                                                     -----------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
US GOVERNMENT SECURITIES - 2.43%
US Treasury Notes
         US Treasury Note 7.875%
         11/15/04                         $  85,000       93,081
-----------------------------------------------------------------

TOTAL US GOVERNMENT SECURITIES
         (Cost: $85,201)                                  93,081
                                                     -----------
TOTAL INVESTMENT SECURITIES - 87.39%
         (Cost: $3,080,869)                          $ 3,340,444
                                                     -----------
SHORT-TERM INVESTMENTS - 12.71%
         United Missouri Bank Money
         Market Fund                                     485,808

OTHER ASSETS LESS LIABILITIES - (0.10%)                   (3,835)
                                                     -----------

TOTAL NET ASSETS - 100%                              $ 3,822,417
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 48.42%
Advanced Medical Devices
         Bausch & Lomb, Inc.                  3,000  $    108,720
-----------------------------------------------------------------

Chemicals - Specialty
         Cabot Corporation                    5,000       180,100
         Cabot Micro Electronics, Inc.        2,000       124,000
-----------------------------------------------------------------

                                                          304,100
-----------------------------------------------------------------

Communications
         Lucent Technologies                 11,500        71,300
         Nokia Corporation                   12,000       264,480
-----------------------------------------------------------------

                                                          335,780
-----------------------------------------------------------------

Computers & Related Equipment
         American Power Conversion
         Corporation                          7,500       118,125
-----------------------------------------------------------------

Entertainment
         AT&T - Liberty Media Group
         Class A*                            12,000       209,880
         Viacom, Inc.*                        6,000       310,500
-----------------------------------------------------------------

                                                          520,380
-----------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*               6,000       181,500
         Household International              2,000       133,400
-----------------------------------------------------------------

                                                          314,900
-----------------------------------------------------------------

Financial Services - Specialty
         Federal National Mortgage            4,000       280,000
-----------------------------------------------------------------

Food
         Kraft Foods, Inc.                    1,000        31,000
-----------------------------------------------------------------

Forest Products
         Rayonier, Inc.                       2,500       116,125
-----------------------------------------------------------------

Gas - Integrated
         Enron Corporation                    5,000       245,000
-----------------------------------------------------------------

Health Care Provider
         Manor Care, Inc.                     6,000       190,500
-----------------------------------------------------------------

Industrial
         Eastman Kodak Company                3,000       140,040
-----------------------------------------------------------------

Industrial - Diversified
         Coorstek, Inc.                       5,000       187,500
         Honeywell International, Inc.        3,000       104,970
-----------------------------------------------------------------

                                                          292,470
-----------------------------------------------------------------

Industrial & Commercial Services
         Reliance Steel                       6,000       151,500
-----------------------------------------------------------------

Insurance - Full Line
         Berkshire Hathaway, Inc. -
         Class A                                  2       138,800
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Insurance - Life
         MetLife, Inc.                        6,000  $    185,880
-----------------------------------------------------------------

Media
         AOL Time Warner                      4,500       238,500
-----------------------------------------------------------------

Medical & Biotechnology
         Inverness Medical Technology         5,000       185,000
-----------------------------------------------------------------

Mining - Diversified
         Newmont Mining Corporation           6,000       111,660
-----------------------------------------------------------------

Oil Equipment & Services
         Cooper Cameron*                      2,000       111,600
-----------------------------------------------------------------

Pharmaceuticals
         Pfizer, Inc.                         2,750       110,138
-----------------------------------------------------------------

Pollution/Waste Management
         Waste Management, Inc.               6,000       184,920
-----------------------------------------------------------------

Publishing
         Moodys Corporation                   6,000       201,000
         R H Donnelley Corporation*           9,000       288,000
-----------------------------------------------------------------

                                                          489,000
-----------------------------------------------------------------

Railroads
         GATX Corporation                     2,000        80,200
-----------------------------------------------------------------

Real Estate
         Catellus Development
         Corporation*                        10,000       174,500
-----------------------------------------------------------------

Software & Computer Processing Equipment
         Microsoft                            4,000       290,400
         Reynolds & Reynolds                 10,000       219,500
-----------------------------------------------------------------

                                                          509,900
-----------------------------------------------------------------

Trucking
         CNF Transportation, Inc.             6,000       169,500
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $3,520,752)                             5,838,238
                                                     ------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS - 37.54%
Banks - Money Center
         Swiss Bank Corporation - NY
         7.00% 10/15/15                   $ 320,000       323,410
-----------------------------------------------------------------

Banks - Regional
         Barnett Banks, Inc. 10.875%
         03/15/03                           258,000       280,574
-----------------------------------------------------------------

Communications
         Citizens Utilities Company
         8.45% 09/01/01                      50,000        50,252
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
CORPORATE BONDS CONTINUED

Financial Services
         General Motors Acceptance
         Corporation 6.875% 07/15/01      $  30,000  $     30,024
-----------------------------------------------------------------

Food Retailers
         McDonald's Corporation 8.875%
         04/01/11                           167,000       195,479
         Safeway, Inc. 7.00% 09/15/07       150,000       153,381
         Safeway, Inc. 10.00% 12/01/01      263,000       268,789
         Safeway, Inc. 9.875% 03/15/07      171,000       197,837
         Safeway, Inc. 6.50% 11/15/08        25,000        24,717
-----------------------------------------------------------------

                                                          840,203
-----------------------------------------------------------------

Industrial
         Tenneco Packaging PTV 8.00%
         04/15/07                            50,000        50,807
-----------------------------------------------------------------

Insurance - Full Line
         CIGNA Corporation 8.25%
         01/01/07                           351,000       378,003
-----------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125%
         03/01/11                           457,000       543,429
-----------------------------------------------------------------

Pipelines
         PGE Transmission 7.10% 06/01/05     40,000        38,510
         PGE Transmission 7.80% 06/01/25     37,000        31,440
-----------------------------------------------------------------

                                                           69,950
-----------------------------------------------------------------

Telephone Systems
         NYNEX Corporation 9.55%
         05/01/10                           342,123       383,379
         Sprint Spectrum LP 11.00%
         08/15/06                           110,000       115,911
-----------------------------------------------------------------

                                                          499,290
-----------------------------------------------------------------

Utilities - Electric
         Alabama Power 9.00% 12/01/24       110,000       116,200
         Cleveland Electric Illuminating
         9.50% 05/15/05                      25,000        25,841
         Niagara Mohawk Power 9.75%
         11/01/05                           370,000       412,270
         Potomac Electric Power Company
         6.875% 09/01/23                    100,000        90,666
         Potomac Electric Power Company
         6.50% 03/15/08                     150,000       146,941
         Public Service Electric & Gas
         6.25% 01/01/07                      75,000        73,376
         Public Service Electric & Gas
         7.00% 09/01/24                     269,000       252,624
         Toledo Edison 7.875% 08/01/04      328,000       342,752
-----------------------------------------------------------------

                                                        1,460,670
-----------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $4,409,326)                             4,526,612
                                                     ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
PREFERRED STOCK - 3.26%
Real Estate Investment Trusts
         Price Enterprises Class A           25,000  $    393,750
-----------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $347,380)                                 393,750
                                                     ------------
COMMERCIAL PAPER - 2.58%
Financial Services
         Salomon , Inc. Variable Rate
         09/30/03                           313,000       311,585
-----------------------------------------------------------------
TOTAL COMMERCIAL PAPER
         (Cost: $299,002)                                 311,585
                                                     ------------
TOTAL INVESTMENT SECURITIES - 91.80%
         (Cost: $8,576,460)                          $ 11,070,185
                                                     ------------
SHORT-TERM INVESTMENTS - 7.31%
         United Missouri Bank Money
         Market Fund                                      881,584

OTHER ASSETS LESS LIABILITIES - 0.89%                     106,847
                                                     ------------

TOTAL NET ASSETS - 100%                              $ 12,058,616
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 77.76%
Aerospace & Defense
         Goodrich B.F. Company                  500  $     18,990
-----------------------------------------------------------------

Building Materials
         Home Depot, Inc.                       300        13,965
-----------------------------------------------------------------

Biotechnology
         Cambrex Corporation                    500        25,290
-----------------------------------------------------------------

Commercial Services
         Jacobs Engineering Group, Inc.         500        32,615
         Tetra Technologies, Inc.             1,000        27,200
         TRC Companies, Inc.                  1,000        40,170
-----------------------------------------------------------------

                                                           99,985
-----------------------------------------------------------------

Communications
         ADC Telecom, Inc.                    1,000         6,600
         JDS Uniphase Corporation             1,640        20,910
         Juniper Networks, Inc.                 200         6,220
         Nortel Networks Corporation          1,000         9,090
-----------------------------------------------------------------

                                                           42,820
-----------------------------------------------------------------

Computers & Related Equipment
         Cisco Systems, Inc.*                   600        10,920
         Compaq Computer Corporation            500         7,745
         Dell Computer Corporation*             500        12,975
         EMC Corporation*                       600        17,430
         Sun Microsystems, Inc.*                800        12,576
-----------------------------------------------------------------

                                                           61,646
-----------------------------------------------------------------

Diversified Companies
         General Electric                     1,000        48,750
-----------------------------------------------------------------

Electrical Components & Equipment
         Flextronics International Ltd.         800        20,888
         Sanmina Corporation                    600        14,046
-----------------------------------------------------------------

                                                           34,934
-----------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                        400        21,136
-----------------------------------------------------------------

Gas - Integrated
         Baker Hughes, Inc.                     400        13,400
         Enron Corporation                      600        29,400
-----------------------------------------------------------------

                                                           42,800
-----------------------------------------------------------------

Industrial - Diversified
         Corning, Inc.                        1,000        16,710
         Tyco International, Ltd.             1,000        54,500
-----------------------------------------------------------------

                                                           71,210
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Medical & Biotechnology
         Amgen Inc.                             750  $     45,510
         Johnson & Johnson                      800        40,000
-----------------------------------------------------------------

                                                           85,510
-----------------------------------------------------------------

Medical Equipment, Devices & Supplies
         Becton, Dickinson and Company          500        17,895
         St. Jude Medical, Inc.                 600        36,000
-----------------------------------------------------------------

                                                           53,895
-----------------------------------------------------------------

Oil - Drilling
         BJ Services Company                    600        17,028
-----------------------------------------------------------------

                                                           17,028
-----------------------------------------------------------------

Oil - Integrated
         Anadarko Petroleum Corporation         500        27,015
         Apache Corporation                     300        15,225
         Exxon Mobil Corporation                200        17,470
-----------------------------------------------------------------

                                                           59,710
-----------------------------------------------------------------

Pipelines
         El Paso Energy Corporation             600        31,524
-----------------------------------------------------------------

Pharmaceuticals
         Schering-Plough Corporation            300        10,872
-----------------------------------------------------------------

Pollution/Waste Management
         Allied Waste Industries, Inc.          800        14,944
-----------------------------------------------------------------

Semiconductor & Related
         Analog Devices Inc.                    400        17,300
         Broadcom Corporation Class A           400        17,104
         Conexant Systems, Inc.                 400         3,580
         Intel Corporation                      400        11,700
         PMC - Sierra, Inc.                     600        18,642
         Teradyne Inc.                          500        16,550
         Texas Instruments, Inc.                400        12,600
         Vitesse Semicoductor
         Corporation                            300         6,312
         Xilinx, Inc.*                          400        16,496
-----------------------------------------------------------------

                                                          120,284
-----------------------------------------------------------------

Software & Computer Processing Equipment
         Informix Corporation                   500         2,920
         Microsoft*                             200        14,520
         Oracle Corporation*                    800        15,200
         Peoplesoft, Inc.                       500        24,615
         Siebel Systems, Inc.                   500        23,450
-----------------------------------------------------------------

                                                           80,705
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Technology
         Applied Materials, Inc.                600  $     29,460
-----------------------------------------------------------------

Technology - Diversified
         Lucent Technologies                    300         1,860
-----------------------------------------------------------------

Telephone Systems
         MCI Worldcom, Inc.*                    400         5,984
-----------------------------------------------------------------

Transportation Equipment
         A.C.L.N. Limited                     2,500        77,875
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,556,814)                             1,071,177
                                                     ------------
TOTAL INVESTMENT SECURITIES - 77.76%
         (Cost: $1,556,814)                          $  1,071,177
                                                     ------------
SHORT-TERM INVESTMENTS - 23.70%
         United Missouri Bank Money
         Market Fund                                      326,473

OTHER ASSETS LESS LIABILITIES - (1.46%)                   (20,041)
                                                     ------------

TOTAL NET ASSETS - 100%                              $  1,377,609
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK - 90.79%
Apparel
         Ashworth, Inc.                      25,000  $    138,000
-----------------------------------------------------------------

Banks - Regional
         East West Bancorp, Inc.             30,000       810,000
         Nara Bank National Association      30,000       480,000
-----------------------------------------------------------------

                                                        1,290,000
-----------------------------------------------------------------

Building Materials
         Elcor Corporation                   15,000       303,750
-----------------------------------------------------------------

Chemicals
         Ocean Bio-chem, Inc.*               84,500        65,065
-----------------------------------------------------------------

Commercial Services
         Orthalliance, Inc. Class A          37,000       120,250
-----------------------------------------------------------------

Communications
         Gentner Communications
         Corporation                         22,000       233,200
         Bell Microproducts, Inc.            28,000       334,880
         Intervoice, Inc.*                   35,000       385,000
-----------------------------------------------------------------

                                                          953,080
-----------------------------------------------------------------

Construction - Building
         Modtech Holding, Inc.*              25,000       171,250
-----------------------------------------------------------------

Containers/Packaging
         Mobile Mini, Inc.*                  20,000       659,600
-----------------------------------------------------------------

Cosmetic - Personal Care
         Nature's Sunshine                   10,000       118,300
-----------------------------------------------------------------

Educational Services
         ITT Educational
         Services, Inc.*                      6,000       270,000
-----------------------------------------------------------------

Food
         Monterey Pasta Company              25,000       198,750
-----------------------------------------------------------------

Footwear
         Genesco, Inc.*                      12,000       403,200
-----------------------------------------------------------------

Health Care Provider
         America Service Group*              20,000       512,000
-----------------------------------------------------------------

Home Furnishings
         Craftmade International, Inc.       20,000       224,000
         Haverty Furniture                   19,900       297,505
-----------------------------------------------------------------

                                                          521,505
-----------------------------------------------------------------

Insurance - Property & Casualty
         Gainsco, Inc.                       20,000        24,000
-----------------------------------------------------------------

Insurance - Specialty
         Warrantech Corporation*             35,000        22,050
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                          Number of
                                             Shares         Value
-----------------------------------------------------------------
COMMON STOCK CONTINUED

Medical Equipment, Devices & Supplies
         Meridian Medical
         Technicians, Inc.*                  12,000  $    159,000
-----------------------------------------------------------------

Oil - Secondary
         Chesapeake Energy Corporation       38,000       258,400
         Remington Oil & Gas Corporation     12,000       228,000
-----------------------------------------------------------------

                                                          486,400
-----------------------------------------------------------------

Oilfield Equipment & Services
         Seitel, Inc.                        23,000       301,300
         Carbo Ceramics, Inc.                 8,500       314,925
-----------------------------------------------------------------

                                                          616,225
-----------------------------------------------------------------

Railroads
         Railamerica, Inc.*                  76,000       867,920
-----------------------------------------------------------------

Retail - Specialty
         Sonic Automotive, Inc.*             25,000       477,500
-----------------------------------------------------------------

Semiconductor & Related
         Camtek Limited                      50,000       254,500
         Phoenix Technologies, Ltd.           3,000        43,800
-----------------------------------------------------------------

                                                          298,300
-----------------------------------------------------------------

Software & Processing
         Carreker Corporation                15,000       322,500
-----------------------------------------------------------------

Technology
         MKS Instruments, Inc.               15,000       432,000
-----------------------------------------------------------------

Transportation Equipment
         A.C.L.N. Limited                    18,000       560,700
-----------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $7,238,164)                             9,991,345
                                                     ------------
                                          Principal
                                             Amount         Value
-----------------------------------------------------------------
US GOVERNMENT SECURITIES - 2.69%
US Treasury Bill
         US Treasury Bill 12/06/01        $ 300,000       295,382
-----------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $295,088)                                 295,382
                                                     ------------
TOTAL INVESTMENT SECURITIES - 93.48%
         (Cost: $7,533,252)                          $ 10,286,727
                                                     ------------
SHORT-TERM INVESTMENTS - 6.62%
         United Missouri Bank Money
         Market Fund                                      728,541

OTHER ASSETS LESS LIABILITIES - (0.10%)                   (10,895)
                                                     ------------

TOTAL NET ASSETS - 100%                              $ 11,004,373
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                                                             INCOME
                                                           GOVERNMENT           AND
                                                           SECURITIES        EQUITY
                                                                 FUND          FUND
                                                         ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $ 9,190,021   $ 3,080,869
                                                         ===========   ===========
             At market value                             $ 9,378,334   $ 3,340,446
             Short-term investments, at cost, which is
                  equal to market                            781,119       485,808
         Accrued income receivable                           153,328        60,954
         Receivable from investment manager (Note 3)           3,457         4,484
         Receivable for capital shares sold                   13,303         6,878
         Other assets                                            704           342
                                                         -----------   -----------
         Total assets                                     10,330,245     3,898,912
                                                         -----------   -----------
LIABILITIES
         Payable for investments purchased                         -        71,323
         Payable for fund shares redeemed                          -             -
         Accounts payable                                     18,133         3,792
         Accounts payable to related parties (Note 3)          4,363         1,380
         Payable to Investment Manager (Note 3)                    -             -
                                                         -----------   -----------
         Total liabilities                                    22,496        76,495
                                                         -----------   -----------
    NET ASSETS                                           $10,307,749   $ 3,822,417
                                                         -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                   9,947,730     3,626,094
         Accumulated undistributed net investment
             income                                                -           783
         Accumulated undistributed net realized gains
             (losses) on security transactions               171,706       (64,035)
         Net unrealized appreciation (depreciation) of
             investments                                     188,313       259,575
                                                         -----------   -----------
         Net assets at June 30, 2001                     $10,307,749   $ 3,822,417
                                                         -----------   -----------
CLASS A:
         Net assets                                      $ 6,694,811   $ 2,803,781
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  648,443       262,306
         Net asset value and redemption price per share  $     10.32   $     10.69
                                                         ===========   ===========
         Maximum offering price per share                $     10.83   $     11.22
         Sales load                                             4.75%         4.75%
CLASS C:
         Net assets                                      $ 3,612,938   $ 1,018,636
                                                         ===========   ===========
         Shares authorized                                50,000,000    50,000,000
         Shares outstanding                                  355,481        97,028
         Net asset value and redemption price per share  $     10.16   $     10.50
                                                         ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                            SMALL
                                                             BALANCED        GROWTH           CAP
                                                                 FUND          FUND          FUND
                                                         ------------  ------------  ------------
ASSETS
         Investment Securities
             At cost                                     $ 8,576,460   $ 1,556,814   $ 7,533,253
                                                         ===========   ===========   ===========
             At market value                             $11,070,185   $ 1,071,991   $10,286,726
             Short-term investments, at cost, which is
                  equal to market                            881,584       326,473       728,541
         Accrued income receivable                           104,245           510         1,883
         Receivable from investment manager (Note 3)               -         8,679             -
         Receivable for capital shares sold                   53,859           200           709
         Other assets                                            997             -         1,947
                                                         -----------   -----------   -----------
         Total assets                                     12,110,870     1,407,853    11,019,806
                                                         -----------   -----------   -----------
LIABILITIES
         Payable for investments purchased                    35,342        27,053             -
         Payable for fund shares redeemed                          -             -             -
         Accounts payable                                      5,045         2,802         3,161
         Accounts payable to related parties (Note 3)          4,469           389         5,879
         Payable to Investment Manager (Note 3)                7,398             -         6,393
                                                         -----------   -----------   -----------
         Total liabilities                                    52,254        30,244        15,433
                                                         -----------   -----------   -----------
    NET ASSETS                                           $12,058,616   $ 1,377,609   $11,004,373
                                                         -----------   -----------   -----------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                                   9,382,729     1,871,637     7,950,870
         Accumulated undistributed net investment
             income                                           14,075             -             -
         Accumulated undistributed net realized gains
             (losses) on security transactions               168,087        (8,391)      300,029
         Net unrealized appreciation (depreciation) of
             investments                                   2,493,725      (485,637)    2,753,474
                                                         -----------   -----------   -----------
         Net assets at June 30, 2001                     $12,058,616   $ 1,377,609   $11,004,373
                                                         -----------   -----------   -----------
CLASS A:
         Net assets                                      $ 5,359,590   $   712,189   $10,217,775
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  355,064        87,958       614,094
         Net asset value and redemption price per share  $     15.09   $      8.10   $     16.64
                                                         ===========   ===========   ===========
         Maximum offering price per share                $     16.01   $      8.59   $     17.66
         Sales load                                             5.75%         5.75%         5.75%
CLASS C:
         Net assets                                      $ 6,699,026   $   665,420   $   786,598
                                                         ===========   ===========   ===========
         Shares authorized                                50,000,000    50,000,000    50,000,000
         Shares outstanding                                  452,036        83,610        49,162
         Net asset value and redemption price per share  $     14.82   $      7.96   $     16.00
                                                         ===========   ===========   ===========

                           PACIFIC ADVISORS FUND INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                       For the period ended June 30, 2001
--------------------------------------------------------------------------------

                                                 INCOME
                              GOVERNMENT            AND
                              SECURITIES         EQUITY
                                    FUND           FUND
                           -------------  -------------
INVESTMENT INCOME
    Dividends              $      7,473   $     13,522
    Interest                    242,047         85,792
                           ------------   ------------
         Total Income           249,520         99,314
                           ------------   ------------

EXPENSES
    Investment Management
       Fees                      32,127         12,687
    Transfer Agent Fees          12,165          3,103
    Fund Accounting Fees         23,056          9,775
    Legal Fees                   10,294          3,552
    Audit Fees                   11,368          3,891
    Registration Fees             7,780          5,244
    Printing                      3,289          3,683
    Custody Fees                  4,448          4,060
    Director
       Fees/Meetings              1,224            527
    Distribution Fees
       (Note 3)                  23,303          7,478
    Other Expense                 1,977            677
                           ------------   ------------
         Total Expenses,
            before
           reimbursements       131,031         54,677
    Less fees waived and
       expenses
       reimbursed
       (Note 3)                  37,450         20,133
                           ------------   ------------
         Net Expenses            93,581         34,544
                           ------------   ------------
NET INVESTMENT INCOME
    (LOSS)                      155,939         64,770
                           ------------   ------------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments              171,961          4,524

    Net Unrealized
       appreciation
       (depreciation) of
       investments             (700,838)        71,999
                           ------------   ------------
                               (528,877)        76,523
                           ------------   ------------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $   (372,938)  $    141,293
                           ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                 SMALL
                                BALANCED         GROWTH            CAP
                                    FUND           FUND           FUND
                           -------------  -------------  -------------
INVESTMENT INCOME
    Dividends              $     37,452   $      1,551   $     13,278
    Interest                    161,608         10,250          2,041
                           ------------   ------------   ------------
         Total Income           199,060         11,801         15,319
                           ------------   ------------   ------------

EXPENSES
    Investment Management
       Fees                      40,723          5,407         29,990
    Transfer Agent Fees          24,488          2,226         28,200
    Fund Accounting Fees         27,907          7,930         20,342
    Legal Fees                   17,331          1,370         11,247
    Audit Fees                   12,488          1,586          9,197
    Registration Fees            13,170          1,730         12,397
    Printing                     16,151          1,793         16,394
    Custody Fees                  4,344          3,749          5,598
    Director
       Fees/Meetings              2,172            288          1,599
    Distribution Fees
       (Note 3)                  32,821          4,357         12,269
    Other Expense                 1,801            576          2,082
                           ------------   ------------   ------------
         Total Expenses,
            before
           reimbursements       193,396         31,012        149,315
    Less fees waived and
       expenses
       reimbursed
       (Note 3)                       -         10,435              -
                           ------------   ------------   ------------
         Net Expenses           193,396         20,577        149,315
                           ------------   ------------   ------------
NET INVESTMENT INCOME
    (LOSS)                        5,664         (8,776)      (133,996)
                           ------------   ------------   ------------
NET REALIZED AND
    UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Net Realized gain
       (loss) on
       investments              167,862            160        327,517

    Net Unrealized
       appreciation
       (depreciation) of
       investments             (273,695)      (285,798)     1,521,075
                           ------------   ------------   ------------
                               (105,833)      (285,638)     1,848,592
                           ------------   ------------   ------------

NET INCREASE (DECREASE)
    IN NET ASSETS
    RESULTING FROM
    OPERATIONS             $   (100,169)  $   (294,414)  $  1,714,596
                           ------------   ------------   ------------

                           PACIFIC ADVISORS FUND INC.
                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                            GOVERNMENT SECURITIES FUND      INCOME AND EQUITY FUND
                           ----------------------------  ----------------------------
                            Period ended     Year ended   Period ended     Year ended
                                June 30,   December 31,       June 30,   December 31,
                                    2001           2000           2001           2000
                           -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)            $     155,939  $     237,066  $      64,770  $     163,429
    Net realized gain
         (loss) on
         investments             171,961        218,947          4,524        (67,877)
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments         (700,838)       781,115         71,999         74,485
                           -------------  -------------  -------------  -------------
    Increase (decrease)
         in net assets
         resulting from
         operations             (372,938)     1,237,128        141,293        170,037
                           -------------  -------------  -------------  -------------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment
             income             (109,536)      (171,865)       (50,335)      (126,302)
         Net capital
             gains                     -       (151,237)             -              -

    Class C:
         Net investment
             income              (49,102)       (60,970)       (15,984)       (36,471)
         Net capital
             gains                     -        (68,047)             -              -
                           -------------  -------------  -------------  -------------

    Decrease in net
         assets resulting
         from
         distributions          (158,638)      (452,119)       (66,319)      (162,773)
                           -------------  -------------  -------------  -------------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold                  2,634,517      2,647,853      1,066,187        294,282
    Proceeds from shares
         purchased by
         reinvestment of
         dividends               115,667        352,862         36,701        107,440
    Cost of shares
         repurchased            (663,285)    (2,176,701)      (386,904)    (1,892,359)
                           -------------  -------------  -------------  -------------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions          2,086,899        824,014        715,984     (1,490,637)
                           -------------  -------------  -------------  -------------

    INCREASE (DECREASE)
         IN NET ASSETS         1,555,323      1,609,023        790,958     (1,483,373)

NET ASSETS
    Beginning of period        8,752,426      7,143,403      3,031,459      4,514,832
                           -------------  -------------  -------------  -------------
    End of period          $  10,307,749  $   8,752,426  $   3,822,417  $   3,031,459
                           -------------  -------------  -------------  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                  BALANCED FUND                  GROWTH FUND                  SMALL CAP FUND
                           ----------------------------  ----------------------------  ----------------------------
                            Period ended     Year ended   Period ended     Year ended   Period ended     Year ended
                                June 30,   December 31,       June 30,   December 31,       June 30,   December 31,
                                    2001           2000           2001           2000           2001           2000
                           -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN
    NET ASSETS
    FROM OPERATIONS
    Net investment income
         (loss)            $       5,664  $      90,287  $      (8,776) $      (8,187) $    (133,996) $    (229,236)
    Net realized gain
         (loss) on
         investments             167,862         43,420            160         (8,551)       327,517       (197,177)
    Change in net
         unrealized
         appreciation
         (depreciation)
         of investments         (273,695)       762,447       (285,798)      (282,457)     1,521,075      1,185,877
                           -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease)
         in net assets
         resulting from
         operations             (100,169)       896,154       (294,414)      (299,195)     1,714,596        759,464
                           -------------  -------------  -------------  -------------  -------------  -------------
    FROM DISTRIBUTIONS TO
         SHAREHOLDERS
    Class A:
         Net investment
             income                    -        (57,427)             -              -              -              -
         Net capital
             gains                     -        (27,057)             -              -              -        (45,365)

    Class C:
         Net investment
             income                    -        (26,785)             -              -              -              -
         Net capital
             gains                     -        (21,127)             -              -              -         (3,243)
                           -------------  -------------  -------------  -------------  -------------  -------------

    Decrease in net
         assets resulting
         from
         distributions                 -       (132,396)             -              -              -        (48,608)
                           -------------  -------------  -------------  -------------  -------------  -------------

    FROM CAPITAL SHARE
         TRANSACTIONS
         (NOTE 5)
    Proceeds from shares
         sold                  3,068,540      4,274,289        231,282      1,417,413      5,353,517        658,736
    Proceeds from shares
         purchased by
         reinvestment of
         dividends                     -        113,140              -              -              -         37,101
    Cost of shares
         repurchased          (1,410,831)    (3,209,616)      (111,889)      (171,454)    (3,059,029)    (1,846,368)
                           -------------  -------------  -------------  -------------  -------------  -------------
    Increase (decrease)
         in net assets
         derived from
         capital share
         transactions          1,657,709      1,177,813        119,393      1,245,959      2,294,488     (1,150,531)
                           -------------  -------------  -------------  -------------  -------------  -------------

    INCREASE (DECREASE)
         IN NET ASSETS         1,557,540      1,941,571       (175,021)       946,764      4,009,084       (439,675)

NET ASSETS
    Beginning of period       10,501,076      8,559,505      1,552,630        605,866      6,995,289      7,434,964
                           -------------  -------------  -------------  -------------  -------------  -------------
    End of period          $  12,058,616  $  10,501,076  $   1,377,609  $   1,552,630  $  11,004,373  $   6,995,289
                           -------------  -------------  -------------  -------------  -------------  -------------

                           PACIFIC ADVISORS FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company currently offers five Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund and Small Cap Fund. Each fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager"). The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund and 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds. The Investment Manager has entered into sub-advisory agreements ("Sub-Advisory Agreements") with Bache Capital Management and Spectrum Asset Management, Inc. ("Advisors") for the Balanced and Government Securities Funds respectively. It has also entered into a co-management agreement ("Co-management Agreement") with Bache Capital Management ("Advisor") for the Income and Equity Fund. The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements with the Company on behalf of the Government Securities, Income and Equity and Growth Funds, the Investment Manager is required to reduce its investment management fees in any fiscal year in which all fund operating expenses exceed 1.65%, 1.85% and 2.50%, respectively, of average daily net assets of the respective Funds, and to reimburse the Government Securities, Income and Equity and Growth Funds for any additional amounts that exceed these limits. These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/ or absorb certain expenses for the Funds.

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived or reimbursed for the period ended June 30, 2001.

                                          Management         Expense
                                                Fees  Reimbursements
Government Securities Fund                $   32,127  $        5,323
Income and Equity Fund                        12,687           7,446
Growth Fund                                    5,407           5,028

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

        With the exception of the Growth Fund, these waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager on a fund by fund basis. As of June 30, 2001, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Government Securities Fund                          $738,457
Income and Equity Fund                               542,924
Balanced Fund                                        330,893
Small Cap Fund                                       217,445

        For the period ended June 30, 2001 Pacific Global Fund
Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows.

                                           Underwriting  Commissions
                                          Fees Retained         Paid
Government Securities Fund                $         977  $     3,875
Income and Equity Fund                              888        2,880
Balanced Fund                                     1,267        6,244
Growth Fund                                         444        1,523
Small Cap Fund                                    1,407        4,666

        PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis oints for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with minimum charges of $1,250 per month and $750 per month respectively for the A and C share accounts. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares respectively. For the period ended June 30, 2001, total service fees were:

Government Securities Fund                          $23,303
Income and Equity Fund                                7,478
Balanced Fund                                        32,821
Growth Fund                                           4,357
Small Cap Fund                                       12,269

NOTE 4. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation by each Fund for the period ended and as of June 30, 2001.

                                                          Gross         Gross  Net Unrealized
                              Cost of    Proceeds    Unrealized    Unrealized    Appreciation
                            Purchases  From Sales  Appreciation  Depreciation  (Depreciation)
Government Securities
  Fund                     $3,451,082  $2,434,531  $    273,011  $     84,698  $      188,313
Income and Equity Fund        786,999     354,272       285,898        26,323         259,575
Balanced Fund               2,522,403   1,635,639     2,650,320       156,595       2,493,725
Growth Fund                   276,664      60,867        53,984       539,621        (485,637)
Small Cap Fund              2,495,631   1,104,589     3,498,309       744,835       2,753,474

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

NOTE 5. CAPITAL SHARE TRANSACTIONS

                                     Period ended             Year ended
                                    June 30, 2001         December 31, 2000
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------
GOVERNMENT SECURITIES FUND
CLASS A
Shares Sold                      139,250  $  1,491,372   187,881  $  1,957,955
Reinvestment of Distributions      6,550        69,193    21,643       230,059
                                --------  ------------  --------  ------------
                                 145,800     1,560,565   209,524     2,188,014
Shares Repurchased               (55,104)     (585,506) (187,527)   (1,895,110)
                                --------  ------------  --------  ------------
Net Increase (decrease)           90,696  $    975,059    21,997  $    292,904
                                ========  ============  ========  ============
CLASS C
Shares Sold                      108,661  $  1,143,145    66,562  $    689,898
Reinvestment of Distributions      4,473        46,474    11,652       122,803
                                --------  ------------  --------  ------------
                                 113,134     1,189,619    78,214       812,701
Shares Repurchased                (7,387)      (77,779)  (28,118)     (281,591)
                                --------  ------------  --------  ------------
Net Increase (decrease)          105,747  $  1,111,840    50,096  $    531,110
                                ========  ============  ========  ============

                                     Period ended             Year ended
                                    June 30, 2001         December 31, 2000
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------

INCOME AND EQUITY FUND
CLASS A
Shares Sold                       66,445  $    708,950    17,039  $    175,597
Reinvestment of Distributions      1,951        20,717     6,881        71,210
                                --------  ------------  --------  ------------
                                  68,396       729,667    23,920       246,807
Shares Repurchased               (18,653)     (199,016)  (68,163)     (702,798)
                                --------  ------------  --------  ------------
Net Increase (decrease)           49,743  $    530,651   (44,243) $   (455,991)
                                ========  ============  ========  ============
CLASS C
Shares Sold                       34,041  $    357,237    11,690  $    118,685
Reinvestment of Distributions      1,529        15,984     3,570        36,230
                                --------  ------------  --------  ------------
                                  35,570       373,221    15,260       154,915
Shares Repurchased               (17,934)     (187,888) (117,805)   (1,189,561)
                                --------  ------------  --------  ------------
Net Increase (decrease)           17,636  $    185,333  (102,545) $ (1,034,646)
                                ========  ============  ========  ============

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                     Period ended             Year ended
                                    June 30, 2001         December 31, 2000
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------

BALANCED FUND
CLASS A
Shares Sold                       43,461  $    661,577    80,082  $  1,170,535
Reinvestment of Distributions          -             -     4,463        67,121
                                --------  ------------  --------  ------------
                                  43,461       661,577    84,545     1,237,656
Shares Repurchased               (78,781)   (1,205,158) (193,186)   (2,841,266)
                                --------  ------------  --------  ------------
Net Increase (decrease)          (35,320) $   (543,581) (108,641) $ (1,603,610)
                                ========  ============  ========  ============
CLASS C
Shares Sold                      161,759  $  2,406,963   214,679  $  3,103,754
Reinvestment of Distributions          -             -     3,103        46,019
                                --------  ------------  --------  ------------
                                 161,759     2,406,963   217,782     3,149,773
Shares Repurchased               (13,783)     (205,673)  (25,281)     (368,350)
                                --------  ------------  --------  ------------
Net Increase (decrease)          147,976  $  2,201,290   192,501  $  2,781,423
                                ========  ============  ========  ============

                                     Period ended              Year ended
                                     June 30, 2001          December 31, 2000
                                -----------------------  -----------------------
                                  Shares         Amount    Shares         Amount
                                --------  -------------  --------  -------------

GROWTH FUND
CLASS A
Shares Sold                        7,812  $   70,126       64,357  $  750,071
Reinvestment of Distributions          -           -            -           -
                                --------  ----------     --------  ----------
                                   7,812      70,126       64,357     750,071
Shares Repurchased                (3,731)    (32,415)      (8,567)    (99,049)
                                --------  ----------     --------  ----------
Net Increase (decrease)            4,081  $   37,711       55,790  $  651,022
                                ========  ==========     ========  ==========
CLASS C
Shares Sold                       18,513     161,156       57,205     667,342
Reinvestment of Distributions          -           -            -           -
                                --------  ----------     --------  ----------
                                  18,513  $  161,156       57,205  $  667,342
Shares Repurchased                (9,927)    (79,474)      (6,124)    (72,405)
                                --------  ----------     --------  ----------
Net Increase (decrease)            8,586  $   81,682       51,081  $  594,937
                                ========  ==========     ========  ==========

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 2001
--------------------------------------------------------------------------------

                                     Period ended             Year ended
                                    June 30, 2001         December 31, 2000
                                ----------------------  ----------------------
                                  Shares        Amount    Shares        Amount
                                --------  ------------  --------  ------------

SMALL CAP FUND
CLASS A
Shares Sold                      338,491  $  5,111,378    42,227  $    516,240
Reinvestment of Distributions          -             -     2,637        34,382
                                --------  ------------  --------  ------------
                                 338,491     5,111,378    44,864       550,622
Shares Repurchased              (211,764)   (3,018,267) (139,943)   (1,667,540)
                                --------  ------------  --------  ------------
Net Increase (decrease)          126,727  $  2,093,111   (95,079) $ (1,116,918)
                                ========  ============  ========  ============
CLASS C
Shares Sold                       17,188  $    242,139    11,870  $    142,496
Reinvestment of Distributions          -             -       214         2,719
                                --------  ------------  --------  ------------
                                  17,188       242,139    12,084       145,215
Shares Repurchased                (2,849)      (40,762)  (15,732)     (178,828)
                                --------  ------------  --------  ------------
Net Increase (decrease)           14,339  $    201,377    (3,648) $    (33,613)
                                ========  ============  ========  ============

                           PACIFIC ADVISORS FUND INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                        GOVERNMENT SECURITIES FUND
                                              ------------------------------------------------------------------------------
                                                                                 Class A
                                              ------------------------------------------------------------------------------
                                              For the six months               For the year ended December 31,
                                                           ended  ----------------------------------------------------------
                                                   June 30, 2001           2000           1999           1998           1997
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           10.88   $       9.74   $      10.59   $       9.87   $       9.30
                                              -----------------   ------------   ------------   ------------   ------------
     Income from investing operations
          Net investment income                            0.17           0.35           0.30           0.34           0.35
          Net realized and unrealized gains
               (losses) on securities on
               securities                                 (0.56)          1.41          (0.84)          1.38           0.71
                                              -----------------   ------------   ------------   ------------   ------------
     Total from investment operations                     (0.39)          1.76          (0.54)          1.72           1.06
                                              -----------------   ------------   ------------   ------------   ------------
     Less distributions
          From net investment income                      (0.17)         (0.34)         (0.29)         (0.33)         (0.35)
          From net capital gains                              -          (0.28)         (0.02)         (0.67)         (0.14)
                                              -----------------   ------------   ------------   ------------   ------------
     Total distributions                                  (0.17)         (0.62)         (0.31)         (1.00)         (0.49)
                                              -----------------   ------------   ------------   ------------   ------------
     Net asset value, end of period           $           10.32   $      10.88   $       9.74   $      10.59   $       9.87
                                              -----------------   ------------   ------------   ------------   ------------

TOTAL INVESTMENT RETURN (b)                               (3.62)%        18.42%         (5.04)%        17.82%         11.72%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           6,695   $      6,071   $      5,220   $      5,456   $      3,939
     Ratio of net investment income to
          average net assets
               With expense reductions                     1.71%          3.46%          2.99%          3.32%          3.36%
               Without expense reductions                  1.33%          2.08%          1.02%          1.04%          1.51%
     Ratio of expenses to average net assets
               With expense reductions                     0.81%          1.65%          1.60%          1.66%          1.65%
               Without expense reductions                  1.19%          3.03%          3.57%          3.94%          3.51%
     Fund Portfolio turnover rate                         30.86%         22.21%        147.01%         41.98%         68.52%

                                                                            Class C
                                              -------------------------------------------------------------------
                                                                       For the year ended
                                              For the six months          December 31,           April 2, 1998(c)
                                                           ended  ----------------------------                 to
                                                   June 30, 2001           2000           1999  December 31, 1998
                                              -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           10.74   $       9.63   $      10.50   $          10.24
                                              -----------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment income                            0.15           0.29           0.27               0.23
          Net realized and unrealized gains
                (losses) on securities                    (0.58)          1.38          (0.88)              1.02
                                              -----------------   ------------   ------------   ----------------
     Total from investment operations                     (0.43)          1.67          (0.61)              1.25
                                              -----------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                      (0.15)         (0.28)         (0.24)             (0.32)
          From net capital gains                              -          (0.28)         (0.02)             (0.67)
                                              -----------------   ------------   ------------   ----------------
     Total distributions                                  (0.15)         (0.56)         (0.26)             (0.99)
                                              -----------------   ------------   ------------   ----------------
     Net asset value, end of period           $           10.16   $      10.74   $       9.63   $          10.50
                                              -----------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                               (4.05)%        17.57%         (5.77)%            12.48%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           3,613   $      2,682   $      1,923   $            795
     Ratio of net investment income to
        average net assets
               With expense reductions                     1.29%          2.79%          2.18%              2.05%(a)
               Without expense reductions                  0.92%          1.23%          0.22%              0.63%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.22%          2.36%          2.38%              1.06%(a)
               Without expense reductions                  1.59%          3.92%          4.34%              2.48%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          INCOME AND EQUITY FUND
                                              ------------------------------------------------------------------------------
                                                                                 Class A
                                              ------------------------------------------------------------------------------
                                              For the six months               For the year ended December 31,
                                                           ended  ----------------------------------------------------------
                                                   June 30, 2001           2000           1999           1998           1997
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           10.43   $      10.39   $      10.74   $       9.98   $       9.42
                                              -----------------   ------------   ------------   ------------   ------------
     Income from investing operations
          Net investment Income                            0.18           0.52           0.43           0.37           0.33
          Net realized and unrealized gains
               (losses) on securities                      0.27           0.07          (0.39)          0.83           0.56
                                              -----------------   ------------   ------------   ------------   ------------
     Total from investment operations                      0.45           0.59           0.04           1.20           0.89
                                              -----------------   ------------   ------------   ------------   ------------
     Less distributions
          From net investment income                      (0.19)         (0.55)         (0.37)         (0.34)         (0.33)
          From net capital gains                              -              -          (0.02)         (0.10)             -
                                              -----------------   ------------   ------------   ------------   ------------
     Total distributions                                  (0.19)         (0.55)         (0.39)         (0.44)         (0.33)
                                              -----------------   ------------   ------------   ------------   ------------
     Net asset value, end of period           $           10.69   $      10.43   $      10.39   $      10.74   $       9.98
                                              -----------------   ------------   ------------   ------------   ------------

TOTAL INVESTMENT RETURN (b)                                4.37%          6.03%          0.19%         12.14%          9.60%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           2,804   $      2,217   $      2,664   $      2,646   $      1,894
     Ratio of net investment income to
          average net assets
               With expense reductions                     1.95%          4.67%          4.08%          3.68%          3.56%
               Without expense reductions                  1.37%          2.76%          1.86%          0.83%         (0.96)%
     Ratio of expenses to average net assets
               With expense reductions                     0.94%          1.83%          1.85%          1.83%          1.85%
               Without expense reductions                  1.53%          3.75%          4.06%          4.67%          6.38%
     Fund portfolio turnover rate                         13.09%         21.83%         37.34%         16.72%         42.30%

                                                                            Class C
                                              -------------------------------------------------------------------
                                                                       For the year ended
                                              For the six months          December 31,           April 2, 1998(c)
                                                           ended  ----------------------------                 to
                                                   June 30, 2001           2000           1999  December 31, 1998
                                              -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           10.26   $      10.15   $      10.62   $          10.39
                                              -----------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment Income                            0.17           0.35           0.41               0.22
          Net realized and unrealized gains
                (losses) on securities                     0.25           0.10          (0.43)              0.43
                                              -----------------   ------------   ------------   ----------------
     Total from investment operations                      0.42           0.45          (0.02)              0.65
                                              -----------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                      (0.18)         (0.34)         (0.43)             (0.32)
          From net capital gains                              -              -          (0.02)             (0.10)
                                              -----------------   ------------   ------------   ----------------
     Total distributions                                  (0.18)         (0.34)         (0.45)             (0.42)
                                              -----------------   ------------   ------------   ----------------
     Net asset value, end of period           $           10.50   $      10.26   $      10.15   $          10.62
                                              -----------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                                4.15%          4.32%         (0.02)%             6.41%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           1,019   $        815   $      1,850   $            702
     Ratio of net investment income to
        average net assets
               With expense reductions                     1.69%          3.90%          3.45%              2.16%(a)
               Without expense reductions                  1.11%          1.88%          1.65%              0.31%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.20%          2.55%          2.51%              1.43%(a)
               Without expense reductions                  1.78%          4.57%          4.30%              3.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              BALANCED FUND
                                              ------------------------------------------------------------------------------
                                                                                 Class A
                                              ------------------------------------------------------------------------------
                                              For the six months               For the year ended December 31,
                                                           ended  ----------------------------------------------------------
                                                   June 30, 2001           2000           1999           1998           1997
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           15.22   $      14.04   $      12.69   $      12.06   $      10.66
                                              -----------------   ------------   ------------   ------------   ------------
     Income from investing operations
          Net investment income                            0.04           0.21           0.12           0.03              -
          Net realized and unrealized gains
               (losses) on securities                     (0.17)          1.19           1.47           0.90           1.62
                                              -----------------   ------------   ------------   ------------   ------------
     Total from investment operations                     (0.13)          1.40           1.59           0.93           1.62
                                              -----------------   ------------   ------------   ------------   ------------
     Less distributions
          From net investment income                          -          (0.15)         (0.12)             -          (0.01)
          From net capital gains                              -          (0.07)         (0.12)         (0.30)         (0.21)
                                              -----------------   ------------   ------------   ------------   ------------
     Total distributions                                      -          (0.22)         (0.24)         (0.30)         (0.22)
                                              -----------------   ------------   ------------   ------------   ------------
     Net asset value, end of period           $           15.09   $      15.22   $      14.04   $      12.69   $      12.06
                                              -----------------   ------------   ------------   ------------   ------------

TOTAL INVESTMENT RETURN (b)                               (0.85)%         9.99%         12.61%          7.76%         15.24%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           5,360   $      5,942   $      7,008   $      6,420   $      5,593
     Ratio of net investment income to
          average net assets
               With expense reductions                     0.22%          1.15%          0.91%          0.22%         (0.03)%
               Without expense reductions                  0.22%          0.74%          0.51%         (0.18)%        (0.50)%
     Ratio of expenses to average net assets
               With expense reductions                     1.57%          2.88%          3.22%          3.48%          3.28%
               Without expense reductions                  1.57%          3.28%          3.62%          3.88%          3.75%
     Fund portfolio turnover rate                         16.59%         43.30%         52.47%         53.97%         64.13%

                                                                            Class C
                                              -------------------------------------------------------------------
                                                                       For the year ended
                                              For the six months          December 31,           April 2, 1998(c)
                                                           ended  ----------------------------                 to
                                                   June 30, 2001           2000           1999  December 31, 1998
                                              -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           14.99   $      13.91   $      12.61   $          13.09
                                              -----------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment income                               -           0.07           0.03              (0.04)
          Net realized and unrealized gains
                (losses) on securities                    (0.17)          1.17           1.42              (0.13)
                                              -----------------   ------------   ------------   ----------------
     Total from investment operations                     (0.17)          1.24           1.45              (0.17)
                                              -----------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                          -          (0.09)         (0.03)             (0.01)
          From net capital gains                              -          (0.07)         (0.12)             (0.30)
                                              -----------------   ------------   ------------   ----------------
     Total distributions                                      -          (0.16)         (0.15)             (0.31)
                                              -----------------   ------------   ------------   ----------------
     Net asset value, end of period           $           14.82   $      14.99   $      13.91   $          12.61
                                              -----------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                               (1.13)%         8.92%         11.57%             (1.28)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $           6,699   $      4,559   $      1,552   $            378
     Ratio of net investment income to
        average net assets
               With expense reductions                    (0.11)%         0.39%          0.01%             (0.64)%(a)
               Without expense reductions                 (0.11)%        (0.01)%        (0.39)%            (0.91)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.93%          3.63%          4.07%              3.12%(a)
               Without expense reductions                  1.93%          4.03%          4.47%              3.39%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                    GROWTH FUND
                                              --------------------------------------------------------
                                                                      Class A
                                              --------------------------------------------------------
                                              For the six months       For the year     May 3, 1999(c)
                                                           ended              ended                 to
                                                   June 30, 2001  December 31, 2000  December 31, 1999
                                              --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            9.83   $          11.67   $          10.00
                                              -----------------   ----------------   ----------------
     Income from investing operations
          Net investment income                           (0.04)             (0.01)             (0.02)
          Net realized and unrealized gains
                (losses) on securities                    (1.69)             (1.83)              1.69
                                              -----------------   ----------------   ----------------
     Total from investment operations                     (1.73)             (1.84)              1.67
                                              -----------------   ----------------   ----------------
     Less distributions
          From net investment income                          -                  -                  -
          From net capital gains                              -                  -                  -
                                              -----------------   ----------------   ----------------
     Total distributions                                      -                  -                  -
                                              -----------------   ----------------   ----------------
     Net asset value, end of period           $            8.10   $           9.83   $          11.67
                                              -----------------   ----------------   ----------------

TOTAL INVESTMENT RETURN (b)                              (17.60)%           (15.77)%            16.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $             712   $            825   $            328
     Ratio of net investment income to
        average net assets
               With expense reductions                    (0.44)%            (0.24)%            (0.27)%(a)
               Without expense reductions                 (1.15)%            (3.98)%            (8.40)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.25%              2.50%              1.63%(a)
               Without expense reductions                  1.97%              6.23%              9.75%(a)
     Fund portfolio turnover rate                          6.25%             16.00%              0.00%

                                                                      Class C
                                              --------------------------------------------------------
                                              For the six months       For the year     May 3, 1999(c)
                                                           ended              ended                 to
                                                   June 30, 2001  December 31, 2000  December 31, 1999
                                              --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $            9.70   $          11.61   $          10.00
                                              -----------------   ----------------   ----------------
     Income from investing operations
          Net investment expense                          (0.06)             (0.06)             (0.04)
          Net realized and unrealized gains
                (losses) on securities                    (1.68)             (1.85)              1.65
                                              -----------------   ----------------   ----------------
     Total from investment operations                     (1.74)             (1.91)              1.61
                                              -----------------   ----------------   ----------------
     Less distributions
          From net investment income                          -                  -                  -
          From net capital gains                              -                  -                  -
                                              -----------------   ----------------   ----------------
     Total distributions                                      -                  -                  -
                                              -----------------   ----------------   ----------------
     Net asset value, end of period           $            7.96   $           9.70   $          11.61
                                              -----------------   ----------------   ----------------

TOTAL INVESTMENT RETURN (b)                              (17.94)%           (16.45)%            16.10%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $             665   $            728   $            278
     Ratio of net investment income to
        average net assets
               With expense reductions                    (0.80)%            (0.97)%            (0.61)%(a)
               Without expense reductions                 (1.54)%            (4.04)%            (8.74)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     1.62%              3.25%              2.16%(a)
               Without expense reductions                  2.36%              6.32%             10.28%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              SMALL CAP FUND
                                              ------------------------------------------------------------------------------
                                                                                 Class A
                                              ------------------------------------------------------------------------------
                                              For the six months               For the year ended December 31,
                                                           ended  ----------------------------------------------------------
                                                   June 30, 2001           2000           1999           1998           1997
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           13.42   $      11.98   $      14.23   $      17.51   $      16.47
                                              -----------------   ------------   ------------   ------------   ------------
     Income from investing operations
          Net investment expense                          (0.36)         (0.79)         (0.61)         (0.58)         (0.38)
          Net realized and unrealized gains
               (losses) on securities                      3.58           2.32          (1.63)         (2.34)          1.52
                                              -----------------   ------------   ------------   ------------   ------------
     Total from investment operations                      3.22           1.53          (2.24)         (2.92)          1.14
                                              -----------------   ------------   ------------   ------------   ------------
     Less distributions
          From net investment income                          -              -              -              -              -
          From net capital gains                              -          (0.09)         (0.01)         (0.36)         (0.10)
                                              -----------------   ------------   ------------   ------------   ------------
     Total distributions                                      -          (0.09)         (0.01)         (0.36)         (0.10)
                                              -----------------   ------------   ------------   ------------   ------------
     Net asset value, end of period           $           16.64   $      13.42   $      11.98   $      14.23   $      17.51
                                              -----------------   ------------   ------------   ------------   ------------

TOTAL INVESTMENT RETURN (b)                               23.99%         12.83%        (15.75)%       (16.66)%         6.95%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $          10,218   $      6,541   $      6,976   $      9,331   $     11,125
     Ratio of net investment income to
          average net assets
               With expense reductions                    (1.56)%        (3.20)%        (3.36)%        (3.71)%        (2.82)%
               Without expense reductions                 (1.56)%        (3.20)%        (3.36)%        (3.71)%        (2.99)%
     Ratio of expenses to average net assets
               With expense reductions                     1.74%          3.58%          3.92%          4.02%          3.18%
               Without expense reductions                  1.74%          3.58%          3.92%          4.02%          3.35%
     Fund portfolio turnover rate                         13.82%         44.82%         68.18%         49.63%         30.72%

                                                                            Class C
                                              -------------------------------------------------------------------
                                                                       For the year ended
                                              For the six months          December 31,           April 2, 1998(c)
                                                           ended  ----------------------------                 to
                                                   June 30, 2001           2000           1999  December 31, 1998
                                              -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period     $           13.04   $      11.93   $      14.24   $          19.70
                                              -----------------   ------------   ------------   ----------------
     Income from investing operations
          Net investment expense                          (0.05)         (0.78)         (0.18)             (0.29)
          Net realized and unrealized gains
                (losses) on securities                     3.01           1.98          (2.12)             (4.81)
                                              -----------------   ------------   ------------   ----------------
     Total from investment operations                      2.96           1.20          (2.30)             (5.10)
                                              -----------------   ------------   ------------   ----------------
     Less distributions
          From net investment income                          -              -              -                  -
          From net capital gains                              -          (0.09)         (0.01)             (0.36)
                                              -----------------   ------------   ------------   ----------------
     Total distributions                                      -          (0.09)         (0.01)             (0.36)
                                              -----------------   ------------   ------------   ----------------
     Net asset value, end of period           $           16.00   $      13.04   $      11.93   $          14.24
                                              -----------------   ------------   ------------   ----------------

TOTAL INVESTMENT RETURN (b)                               22.70%         10.11%        (16.16)%           (25.88)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)          $             787   $        454   $        459   $            239
     Ratio of net investment income to
        average net assets
               With expense reductions                    (2.54)%        (5.52)%        (3.78)%            (3.68)%(a)
               Without expense reductions                 (2.54)%        (5.52)%        (3.78)%            (3.68)%(a)
     Ratio of expenses to average net assets
               With expense reductions                     2.74%          5.90%          4.38%              3.85%(a)
               Without expense reductions                  2.74%          5.90%          4.38%              3.85%(a)

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)  Commencement of Operations

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                    RESULTS OF SHAREHOLDER VOTE (UNAUDITED)
--------------------------------------------------------------------------------

    On February 28, 2001, a Special Meeting for Shareholders of the Balanced Fund and Income and Equity Fund was held to seek shareholder approval for Bache Capital Management, Inc. to replace Hamilton & Bache Inc. as co-manager of the Income and Equity Fund and as sub-adviser of the Balanced Fund.
    Hamilton & Bache resigned from these positions effective November 10, 2000, because Mary Hamilton and Stephen Bache, its two principals, ended their business relationship. Mr. Bache, who performed substantially all of the portfolio management services provided by Hamilton & Bache to the Funds, formed his own investment advisory firm, Bache Capital. Your Board of Directors believed it would be appropriate to retain Bache Capital to act as co-manager of the Income Equity Fund and as sub-adviser of the Balanced Fund in order to provide continuity of management. On November 10, 2000 the Board of Directors approved temporary agreements to permit Bache Capital Management, Inc. to serve as sub-adviser of the Balanced Fund and co-Manager of the Income and Equity Fund on an interim basis until a shareholder vote could be held.
    At the Special Meeting, a majority of the outstanding shares of the Balanced Fund approved the Sub-Advisory Agreement with Bache Capital Management, Inc. to serve as the sub-adviser of the Balanced Fund. Out of 703,313.6370 shares outstanding, 390,669.4310 shares were voted for the agreement, 3,039.1700 shares were voted against the agreement, and 9,467.3360 shares abstained from voting.
    At the Special Meeting, a majority of the outstanding shares of the Income and Equity Fund approved the Co-Management Agreement with Bache Capital to serve as co-manager of the Income and Equity Fund. Out of 281,522.2290 shares outstanding, 174,331.8540 shares voted for the agreement, 1,165.5700 shares were voted against the agreement, and 9,300.9230 shares abstained from voting.

PACIFIC ADVISORS
          Fund Inc

                     [BACKGROUND COVER GRAPHIC OF A WHEEL]

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    L. MICHAEL HALLER III
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND
    SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    BARBARA A. KELLEY, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT
    COMPANY
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER
    BACHE CAPITAL MANAGEMENT, INC.
    3 BERKSHIRE PLACE
    LA CANADA, CALIFORNIA 91011

GOVERNMENT SECURITIES FUND ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    1301 DOVE STREET, SUITE 970
    NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                          PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
              [LOGO]      206 NORTH JACKSON STREET, SUITE 301                                PRSRT STD
                          GLENDALE, CALIFORNIA 91206                                       U. S. POSTAGE
                                                                                               PAID
                                                                                           GLENDALE, CA
                                                                                          PERMIT NO. 1090

                                                                       pg101.898